                           SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]Preliminary Proxy Statement

[_]Confidential, for Use of the Commission Only (as permitted by Rule 14a-
6(e)(2))

[X]Definitive Proxy Statement

[_]Definitive Additional Materials

[_]Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                  DePuy, Inc.
  ----------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

  ----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]No fee required.

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
  (1) Title of each class of securities to which transaction applies:
    ------------------------------------------------------------------------
  (2) Aggregate number of securities to which transaction applies:
    ------------------------------------------------------------------------
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    ------------------------------------------------------------------------
  (4) Proposed maximum aggregate value of transaction:
    ------------------------------------------------------------------------
  (5) Total fee paid:
    ------------------------------------------------------------------------

[_]Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:
    ------------------------------------------------------------------------
  (2) Form, Schedule or Registration Statement No.:
    ------------------------------------------------------------------------
  (3) Filing Party:
    ------------------------------------------------------------------------
  (4) Date Filed:
    ------------------------------------------------------------------------

                                                             [LOGO OF DEPUY]


                                                             DEPUY, INC.

                                                             P.O. Box 988
                                                             700 Orthopaedic
                                                             Drive
                                                             Warsaw, Indiana
                                                             46581-0988
                                                             U.S.A.

Dear Stockholder:

  On behalf of the Board of Directors and employees of DePuy, Inc., I am happy to invite you to attend the Annual Meeting of Stockholders of DePuy, Inc., which will be held on Thursday, May 1, 1997, at 10:00 a.m. local time at the Hilton Hotel, 1020 South Calhoun Street, Fort Wayne, Indiana. The enclosed Notice of Meeting and Proxy Statement contains detailed information about the business to be conducted at the Meeting.

  Whether or not you plan to attend the meeting, please take the time to vote by completing and mailing the enclosed proxy card to us. As explained in the Proxy Statement, your proxy may be withdrawn at any time before it is actually voted at the meeting. If you plan to attend the meeting in person, please mark the box on your proxy card where indicated. We look forward to welcoming in person all of our stockholders who are able to attend the meeting.

                                          Sincerely,

                                          /s/ James A. Lent
                                          James A. Lent
                                          Chairman and Chief Executive Officer

                                  DEPUY, INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of DePuy, Inc. (the "Company"), a Delaware corporation, will be held at the Hilton Hotel, 1020 South Calhoun Street, Fort Wayne, Indiana, on Thursday, May 1, 1997, at 10:00 a.m., for the following purposes:

    1. To elect two directors to serve for a term of three years and until their respective successors shall be elected and shall qualify;

    2. To approve the Company's 1996 Equity Incentive Plan;

    3. To approve the Company's Employee Stock Option/Purchase Plan;

    4. To approve the Company's Senior Executive Incentive Compensation Plan and the performance goals set forth therein under which incentive compensation is to be paid to executive officers of the Company pursuant to the Plan;

    5. To confirm the appointment of Price Waterhouse LLP as auditors of the Company for the year ending December 31, 1997; and

    6. To transact such other business as may properly be brought before the meeting.

  Only stockholders of record at the close of business on March 17, 1997 are entitled to notice of and to vote at the meeting or any adjournments thereof.

                                          By order of the Board of Directors,

                                          Steven L. Artusi
                                          Secretary

                                  DEPUY, INC.

              PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 1, 1997

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of DePuy, Inc. (the "Company" or "DePuy"), a Delaware corporation, for use at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the Hilton Hotel, 1020 South Calhoun Street, Fort Wayne, Indiana, on Thursday, May 1, 1997, at 10:00 a.m., and at any adjournments thereof. The approximate date on which this Proxy Statement and the enclosed form of proxy will be first sent to stockholders is March 26, 1997.

SOLICITATION AND VOTING OF PROXIES; REVOCATION

  All shares represented by properly-executed proxies will, unless such proxies have been previously revoked, be voted at the Meeting in accordance with the direction on the proxies. If no direction is indicated, the shares will be voted as recommended by the Board of Directors. Stockholders who execute proxies retain the right to revoke them, at any time before they are actually voted, by notice in writing to the Secretary of the Company, by revocation in person at the Meeting or by presenting a later-dated proxy. Abstentions and broker "non-votes" are counted as present in determining the number of shares present at the Meeting for quorum purposes. However, except with respect to the election of directors, which requires a plurality of the votes actually cast, abstentions and broker non-votes, which are counted as having been voted but are not counted as having been voted in favor, have the same effect as "no" votes. A broker "non-vote" occurs when a nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

  The Board of Directors does not intend to present and knows of no others who intend to present at the Meeting any matter or business other than that set forth in the accompanying Notice of Annual Meeting of Stockholders. If other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote any proxies on such matters in accordance with their judgment.

  The Company will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this Proxy Statement and other material which may be sent to stockholders in connection with this solicitation. Officers and regular employees may solicit proxies by mail, telephone, telegraph and personal interview, for which no additional compensation will be paid.

RECORD DATE; REQUIRED VOTE

  The close of business on March 17, 1997 has been fixed as the Record Date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof. As of the Record Date there were 98,580,000 shares of Common Stock of the Company outstanding. Holders of shares of Common Stock are entitled to one vote for each share registered in their respective names. Cumulative voting is not permitted.

  ON THE RECORD DATE, CORANGE LIMITED ("CORANGE") AND ITS DIRECT AND INDIRECT WHOLLY-OWNED SUBSIDIARIES, CORANGE INTERNATIONAL LIMITED, CORANGE INTERNATIONAL HOLDINGS B.V. AND PHARMINVEST S.A. (COLLECTIVELY, THE "CORANGE STOCKHOLDERS") BENEFICIALLY OWNED 83,000,000 SHARES OF COMMON STOCK, REPRESENTING APPROXIMATELY 84.2% OF THE OUTSTANDING SHARES. THE CORANGE STOCKHOLDERS HAVE NOTIFIED THE COMPANY THAT THEY INTEND TO VOTE FOR PROPOSALS 1, 2, 3, 4 AND 5.

                         SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth certain information as of March 17, 1997 with respect to the number of shares of Common Stock beneficially owned by each person who is known to the Company to own beneficially more than 5% of the Common Stock, the number of shares of Common Stock beneficially owned by each director of the Company and certain executive officers of the Company, and the number of shares of Common Stock beneficially owned by all directors and executive officers of the Company as a group. Except as otherwise indicated, each such stockholder has sole voting and investment power with respect to the shares beneficially owned by such stockholder.

                                        AMOUNT AND NATURE OF PERCENT OF COMMON
           NAME AND ADDRESS             BENEFICIAL OWNERSHIP STOCK OUTSTANDING
           ----------------             -------------------- -----------------
Corange Limited........................     3,168,745               3.22%
 22 Church Street
 HM 11
 P.O. Box HM 2026
 Hamilton, HM HX
 Bermuda
Corange International Limited..........       528,247               0.54
 P.O. Box HM 2026
 Hamilton, HM MX
 Bermuda
Corange International Holdings B.V.....    13,272,193              13.46
 Tripolis Building 100
 Burgerweeshuispad 141
 NL-1076 EW
 Amsterdam, The Netherlands
Pharminvest S.A........................    66,030,815              66.98
 145, rue de Treves
 Luxembourg, G.D.
James A. Lent..........................        33,751.95(1)            *
Michael J. Dormer......................         8,676.86(2)            *
R. Michael McCaffrey...................         8,696.44(3)            *
William E. Tidmore, Jr. ...............        10,378.06(4)            *
Robert E. Morel........................         2,423.52(5)            *
Richard C. Bolesky.....................         1,000                  *
Richard A. Gilleland...................         2,000                  *
Gerald C. Hanes........................         1,000                  *
M.L. Lowenkron.........................         3,000                  *
Robert Volz, M.D.......................         5,000                  *
Anthony Williams.......................         2,829                  *
Directors and executive officers as a
 group (15 persons)....................       101,338.87(6)            *

--------
 * less than one percent
(1) Includes 33,201.95 phantom stock units which were acquired through the conversion by Mr. Lent in October 1996 of amounts vested in a long-term incentive plan. Phantom stock units automatically convert, without further action on the part of the holder thereof, into shares of Common Stock on the third anniversary of the grant date and are entitled to participate in any dividend paid on the Common Stock prior to such conversion. Also includes 550 shares registered in the name of Mr. Lent's wife, as to which shares Mr. Lent disclaims beneficial ownership.
(2) Consists of 8,676.86 phantom stock units.
(3) Includes 8,296.44 phantom stock units.
(4) Includes 10,328.06 phantom stock units. Also includes 50 shares held by Mr. Tidmore's minor children, as to which shares Mr. Tidmore disclaims beneficial ownership.
(5) Includes 2,023.52 phantom stock units.
(6) Includes an aggregate of 74,659.87 phantom stock units held by executive officers and 650 shares held by spouses or minor children of executive officers or other persons residing in an executive officer's home as to which beneficial ownership is disclaimed.

  The Corange Stockholders (Corange Limited and three of its direct and indirect wholly-owned subsidiaries: Corange International Limited, Corange International Holdings B.V. and Pharminvest S.A.) own 83,000,000 shares of the Common Stock of the Company, or approximately 84.20% of the Common Stock outstanding. THE CORANGE STOCKHOLDERS HAVE NOTIFIED THE COMPANY THAT THEY INTEND TO VOTE FOR PROPOSALS 1, 2, 3, 4 AND 5. Corange is managed by a five-man Board of Directors consisting of the following persons: Curt Engelhorn, James A. Lent, Gerhard Moller, Anthony Williams and Michael Drew. Mr. Lent and Mr. Williams are also members of the Board of Directors of the Company. The shares of Corange are beneficially owned by four family branches who are descended from the founders of the Boehringer Mannheim companies in Germany. The family of Curt Engelhorn beneficially owns approximately 37.3% of the shares of Corange, the family of Christof Engelhorn beneficially owns approximately 22.3% of the shares, the family of Peter Engelhorn beneficially owns approximately 22.3% of the shares and Christa Gelpke beneficially owns approximately 18.0% of the shares. Messrs. Curt Engelhorn and Christof Engelhorn and Madame Traudl Engelhorn (the widow of Peter Engelhorn) may be deemed to control the shareholdings of their respective family branches. There are no agreements among the four branches as to the voting of their shares in Corange, and since none of such family branches owns a majority of shares of Corange, no branch (except insofar as any branch may act in concert with one or more other branches from time to time) is in a position to cause the election of particular directors or to cause the shareholders to approve any matter with respect to which shareholder approval may be required or sought.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

  The Company's Certificate of Incorporation provides for the classification of the Board of Directors into three classes (Class I, Class II and Class
III). At the Meeting two Class I directors are to be elected to serve for three-year terms expiring at the 2000 Annual Meeting. The directors in Class II and Class III will continue to serve their terms of office, which will expire at the Annual Meeting to be held in 1998 and in 1999, respectively.

  UNLESS OTHERWISE INDICATED, THE ACCOMPANYING FORM OF PROXY WILL BE VOTED FOR EACH NOMINEE LISTED BELOW. THE ELECTION OF DIRECTORS REQUIRES THE AFFIRMATIVE VOTE OF A PLURALITY OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR BY PROXY AT THE MEETING. THE CORANGE STOCKHOLDERS, WHO HOLD MORE THAN A MAJORITY OF THE OUTSTANDING SHARES OF THE COMPANY'S COMMON STOCK, HAVE ADVISED THE COMPANY THAT THEY INTEND TO VOTE IN FAVOR OF THE NOMINEES. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

  The following table sets forth information with respect to each nominee for election as a Class I director of the Company. Each nominee is currently a director of the Company.

                               CLASS I DIRECTORS

                                                                        DIRECTOR
NAME OF NOMINEE                                                     AGE  SINCE
---------------                                                     --- --------
Richard A. Gilleland...............................................  52   1996
M.L. Lowenkron.....................................................  65   1996

  The following table sets forth information with respect to each continuing
Class II and Class III director of the Company.

                              CLASS II DIRECTORS

                                                                        DIRECTOR
NAME OF DIRECTOR                                                    AGE  SINCE
----------------                                                    --- --------
Richard C. Bolesky.................................................  65   1996
Gerald C. Hanes....................................................  59   1996
Robert Volz, M.D...................................................  64   1996

                              CLASS III DIRECTORS

                                                                        DIRECTOR
NAME OF DIRECTOR                                                    AGE  SINCE
----------------                                                    --- --------
James A. Lent......................................................  54   1996
Anthony Williams...................................................  51   1996

  James A. Lent has been Chairman and Chief Executive Officer of DePuy since 1991, having served as President from 1985 to 1991. Prior to joining DePuy, Mr. Lent worked for Johnson & Johnson from 1967 to 1985, serving as President of J&J Orthopaedics from 1982 to 1985. Mr. Lent is a member of the Board of Directors of Corange and also serves on the Board of Directors of Spectranetics Inc., a cardiovascular device company.

  Richard C. Bolesky served as Vice President, Research and Development of DePuy from 1982 until 1990. From 1990 until his retirement in 1994, he was Senior Vice President, Technology. Between 1994 and 1996, Mr. Bolesky served as a consultant to DePuy.

  Richard A. Gilleland served from 1995 until 1996 as President and Chief Executive Officer of AMSCO International, Inc., a healthcare supplies manufacturer. He served from 1990 until 1995 as Chairman, President and Chief Executive Officer of Kendall International, Inc., a medical supplies manufacturer. Mr. Gilleland is a Director of Tyco International, Ltd.

  Gerald C. Hanes has been President of Personal Investment Consultants, Inc. since 1988.

  M.L. Lowenkron was President and Chief Executive Officer of G. Heileman Brewing Company, Inc. from 1995 until June 1996 and a Director from 1994. Mr. Lowenkron was Chief Executive Officer of A&W Brands, Inc. from 1980 until 1993 and Chairman from 1991 to 1995. He also serves as a Director of Triarc Companies, Inc., a holding company of various food distributors.

  Robert Volz, M.D. is a physician and orthopedic surgeon and is a Professor Emeritus at the University of Arizona, Health Services Center. Dr. Volz is President of Robert G. Volz & Co., which provides services to the Company for which the Company paid $1,419,409 in royalty fees in 1996.

  Anthony Williams is a partner at the law firm of Coudert Brothers, which firm provides legal services to the Company. Mr. Williams is also the Vice Chairman and a Director of Corange.

  The Board of Directors met three times during 1996.

BOARD COMMITTEES

  The Board of Directors has a Compensation Committee and an Audit Committee, each of which was formed in September 1996.

  Audit Committee. The Audit Committee meets with the Company's independent public accountants to discuss the scope and results of their examination of the books and records of the Company. It also meets with the independent public accountants to discuss the adequacy of the Company's accounting and control systems. The Committee reviews the audit schedule and considers any issues raised by any member of the Committee, the independent public accountants, the internal audit staff, the legal staff or management. Each year it recommends to the full Board of Directors the name of an accounting firm to audit the financial statements of the Company. The Audit Committee consists of Messrs. Lowenkron (Chairman), Gilleland and Volz. The Audit Committee did not meet during 1996.

  Compensation Committee. The Compensation Committee establishes overall employee compensation policies and recommends to the Board major compensation programs. The Compensation Committee reviews the performance of corporate officers and reviews and approves compensation of directors and corporate officers, including bonus compensation and stock options and other stock awards, except that the Stock Option and Bonus Subcommittee of the Compensation Committee (the "Compensation Subcommittee") administers the DePuy, Inc. Employee Stock Option/Purchase Plan (the "Stock Option/Purchase Plan") and the DePuy, Inc. 1996 Equity Incentive Plan (the "Equity Incentive Plan"), and will administer the DePuy, Inc. Senior Executive Incentive Compensation Plan (the "Incentive Plan"), as each of such plans is described below, and will review and approve certain other compensation to corporate officers to the extent necessary for such compensation to be deductible by the Company pursuant to the Internal Revenue Code of 1986, as amended (the "Code"). The Compensation Committee consists of Messrs. Gilleland (Chairman), Hanes and Williams and the Compensation Subcommittee consists of Messrs. Gilleland and Hanes. The Compensation Committee and the Compensation Subcommittee both met two times during 1996.

DIRECTORS' COMPENSATION

  Directors receive no annual retainer for services provided in that capacity but, except for any director who is also an employee of the Company, receive a meeting fee of $3,000 plus expenses for each meeting (including telephone meetings) of the Board attended and a meeting fee of $1,000 plus expenses for each meeting (including telephone meetings) attended as a member of a Board committee at a time other than immediately before or after a regular Board meeting. In addition, the Equity Incentive Plan (described below) provides for formula-based grants of options to purchase 20,000 shares of Common Stock to each non-employee director.

                            EXECUTIVE COMPENSATION

                          SUMMARY COMPENSATION TABLE

  The following table sets forth the aggregate cash compensation paid to the Company's chief executive officer and four other most highly compensated executive officers (the "Named Officers") by the Company or its subsidiaries during the fiscal years 1995 and 1996.

                                            ANNUAL                                    LONG-TERM
                                         COMPENSATION                                COMPENSATION
                             --------------------------------------   ------------------------------------------
                                                                       PAYOUTS
                                                                       (PAYMENT
                                                           OTHER      OF VESTED            SECURITIES    ALL
                                                           ANNUAL       PRIOR              UNDERLYING   OTHER
                                                          COMPEN-     AWARDS)(1) AWARDS(1)  OPTIONS    COMPEN-
NAME AND PRINCIPAL POSITION  YEAR SALARY ($) BONUS ($)   SATION ($)      ($)        ($)        #      SATION ($)
---------------------------  ---- ---------- ---------   ----------   ---------- --------- ---------- ----------
James A. Lent............    1996  580,000    320,000         --       271,966    260,348   150,000      8,360(7)
 Chairman of the Board       1995  529,038    300,000(2)      --       192,758    229,770       --       8,648(7)
  and Chief Executive
  Officer
Michael J. Dormer(3)(4)..    1996  287,794    150,000         --       101,887    135,083    75,000        --
 President and Chief         1995  231,161    119,861         --        41,442    116,155       --         --
  Operating Officer
R. Michael McCaffrey.....    1996  275,158    100,000         --       185,524    113,247    40,000      8,761(7)
 President, DePuy            1995  264,575    102,000         --       137,414    144,552       --       8,745(7)
  Development, Inc.
William E. Tidmore,          1996  216,000     80,000         --       144,242     75,498    40,000     12,634(7)
 Jr. ....................
 President, DePuy Motech,    1995  211,045     85,000         --        44,364     94,712       --      12,594(7)
  Inc.
Robert E. Morel(5).......    1996  237,966     70,000     111,422(6)   102,909     82,814    40,000    112,538(7)
 President, DePuy ACE        1995  173,442     70,000         --        75,112     80,936       --      12,890(7)
  Medical Company

--------
(1) Awards made under LTIP I and LTIP II, as described below.
(2) Mr. Lent's 1995 compensation includes $75,000 of additional compensation paid for serving as chief spokesperson for the Corange Group.
(3) All of Mr. Dormer's compensation in 1995 and a portion of such compensation in 1996 was paid to him in the United Kingdom. All of such compensation paid to Mr. Dormer in the United Kingdom has been converted into U.S. dollars based on an exchange rate of $1.7123 per British Pound, the Noon Buying Rate in New York for cable transfers payable in foreign currencies as of December 31, 1996, as certified for customs purposes by the Federal Reserve Bank of New York (the "Federal Reserve Rate"). In 1996, the Noon Buying Rate ranged from a high of $1.7123 to a low of $1.4948 per British pound.
(4) Mr. Dormer's compensation for 1995 and part of 1996 reflects his prior position as President of DePuy International Ltd. ("DePuy International"). Mr. Dormer was appointed President and Chief Operating Officer of the Company, effective August 5, 1996, at a salary of $350,000.
(5) Mr. Morel's compensation for 1995 and part of 1996 reflects his prior position as Senior Vice President, Operations of the Company. Mr. Morel was appointed President of DePuy ACE Medical Company, effective May 1996, at a salary of $250,000.
(6) Includes reimbursement for taxes of $100,059 in connection with relocation costs.
(7) Includes for 1996 contributions by the Company to the DePuy, Inc. Retirement Income Plan and to the DePuy, Inc. Cash Accumulation Plan in the amounts of $7,507, $8,761, $12,634 and $12,932 for Messrs. Lent,
    McCaffrey, Tidmore and Morel, respectively. Also included for 1996 is $853 for Mr. Lent, representing the term insurance cost of premiums paid on behalf of Mr. Lent to purchase life insurance, and $99,606 for Mr. Morel, representing relocation costs.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                 POTENTIAL REALIZABLE
                                                                                   VALUE AT ASSUMED
                                                                                 ANNUAL RATES OF STOCK
                                                                                PRICE APPRECIATION FOR
                             INDIVIDUAL GRANTS(1)                                   OPTION TERM(2)
 ---------------------------------------------------------------------------- ---------------------------
                                       (C)
                            (B)     % OF TOTAL
                         NUMBER OF   OPTIONS
                         SECURITIES GRANTED TO
                         UNDERLYING EMPLOYEES
(A)                       OPTIONS   IN FISCAL       (D)             (E)            5%            10%
NAME                      GRANTED      YEAR    EXERCISE PRICE EXPIRATION DATE       $             $
----                     ---------- ---------- -------------- --------------- ------------- -------------
James A. Lent...........  150,000       12%        $17.50        10/30/06         1,651,500     4,123,500
Michael J. Dormer.......   75,000        6          17.50        10/30/06           825,750     2,091,750
R. Michael McCaffrey....   40,000      3.2          17.50        10/30/06           440,400     1,115,600
William E. Tidmore,
 Jr.....................   40,000      3.2          17.50        10/30/06           440,400     1,115,600
Robert E. Morel.........   40,000      3.2          17.50        10/30/06           440,400     1,115,600
All Stockholders(3).....                                                      1,085,355,800 2,749,396,200

--------
(1) The options described above are non-qualified options that were granted on October 30, 1996 and become exercisable in equal cumulative installments on each of October 30, 1997, October 30, 1998 and October 30, 1999. The exercise price of the options may be paid in cash or in shares of Common Stock. In the event of a change in control (as described below), all options will become fully vested and exercisable.
(2) The dollar amounts are the result of calculations at the 5% and 10% growth rates set by the Securities and Exchange Commission (the "Commission"). The rates are not intended to forecast or reflect actual future price appreciation. A zero rate of growth would result in zero gain to the optionees.
(3) These dollar amounts are included for comparative purposes to show the gain that would be achieved by the holders of the outstanding Common Stock on December 31, 1996 at the assumed stock price appreciation rate at the end of the 10-year term of the options granted in 1996.

                   AGGREGATE OPTION EXERCISES IN LAST FISCAL
                    YEAR AND FISCAL YEAR-END OPTIONS VALUES

                                                NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                                               UNDERLYING UNEXERCISED         IN-THE-MONEY
                                                     OPTIONS AT                OPTIONS AT
                           SHARES                 DECEMBER 31, 1996         FISCAL YEAR-END $
                         ACQUIRED ON  VALUE   ------------------------- -------------------------
                          EXERCISE   REALIZED EXERCISABLE UNEXERCISABLE
NAME                          #         $          #            #       EXERCISABLE UNEXERCISABLE
----                     ----------- -------- ----------- ------------- ----------- -------------
James A. Lent...........       0         0          0        150,000          0        412,500
Michael J. Dormer.......       0         0          0         75,000          0        206,250
R. Michael McCaffrey....       0         0          0         40,000          0        110,000
William E. Tidmore,
 Jr.....................       0         0          0         40,000          0        110,000
Robert E. Morel.........       0         0          0         40,000          0        110,000

EMPLOYEE PLANS

  Management Incentive Plan. In 1995 and 1996 the Company maintained an annual incentive program for certain officers and key employees (the "Bonus Plan"). Under the Bonus Plan, cash awards are made to individuals at the discretion of the Company's management based on the performance of the Company with respect to predetermined objectives set forth in the Company's Management by Objective program and the contribution of the individual towards reaching such objectives. The amount of awards made under the Bonus Plan to Messrs. Lent, Dormer, McCaffrey, Tidmore and Morel in 1995 was $300,000 ($75,000 of which was additional compensation for serving as chief spokesperson for the Corange group), $107,019, $102,000, $85,000 and $70,000 respectively and in 1996 was $320,000, $119,861, $100,000,
$80,000 and $70,000 respectively. Effective as of January 1, 1997, the Bonus Plan for certain officers, including the Named Officers, is being replaced by the Company's Senior Executive Incentive Compensation Plan, as described on page 29.

  Long-Term Incentive Plan. Prior to the initial public offering of the Company's Common Stock, the Company participated in a long-term incentive plan ("LTIP I"), sponsored by Corange for eligible senior executives of Corange and its worldwide affiliates, including the Company, based on the global performance of Corange. To be eligible an executive must have been determined by a committee of Corange officers to have a direct impact on the long-term performance of Corange and be approved by the Board of Directors of Corange. Fourteen of the Company's executives most recently participated, including the Named Officers. Under LTIP I, an executive was awarded performance units, the number of which were based on the committee's overall assessment of the performance of Corange and the individual executive's performance and potential impact on the performance of Corange. Each outstanding performance unit had an initial value determined in U.S. dollars as of the date of grant and, once granted, could only have increased in value. Awards may have been increased annually, based on the corporate results of Corange, except that any annual increase could not have been less than the corresponding annual increase in the U.S. long-term Treasury bill interest rate. Any annual increase in the value of a new performance unit award automatically increased the value of any outstanding performance units. In the case of an employee who elected to defer payment of an award beyond the fifth anniversary of the grant date, the value of the performance units subject to such award could not have been increased after the fifth anniversary of the grant date, except to reflect any annual increase in the U.S. long-term Treasury bill interest rate. LTIP I awards are subject to a four-year graded vesting schedule, such that an employee who has received an award of performance units vested cumulatively as to 40% of the performance units awarded on the first anniversary of the grant date and 20% of the performance units on each of the second, third and fourth anniversaries of the grant date. LTIP I awards were paid to the executive as soon as practicable after they vested, except that employees could have elected to defer payment of a portion or all of their LTIP I awards until the end of any calendar year between the date of vesting and the fifteenth anniversary of the grant date. The value of units awarded during 1995 under LTIP I to Messrs. Lent, Dormer, McCaffrey, Tidmore and Morel, based on a unit value of $12.42 as of December 31, 1995, was $229,770, $69,550, $69,552,
$44,712 and $9,936 respectively. The value of units awarded during 1996 under LTIP I to Messrs. Lent, Dormer, McCaffrey, Tidmore and Morel, based on a unit value of $13.42 as of October 30, 1996, (the date on which such awards were cancelled, as described below) was $260,348, $75,152, $38,247, $25,498 and
$22,814 respectively. No additional awards were made under LTIP I subsequent to April 30, 1996. As of October 30, 1996, LTIP I was amended to provide that any awards granted to participants under LTIP I prior to or as of April 30, 1996 would vest immediately and in full as of the date on which the participant executed an agreement with the Company pursuant to which the participant would receive phantom stock units under the De Puy, Inc. Equity Incentive Plan (the "Equity Incentive Plan"), and, on such date, the participant's vested awards under LTIP I would be cancelled. All fourteen of the Company's executives who participated in LTIP I received phantom stock units and all awards granted to such executives under LTIP I were cancelled. The number of phantom stock units received were determined by dividing the participant's LTIP I account as of the date of the initial public offering of the Common Stock of the Company by the then offering price per share (minus underwriting discounts and commissions) equivalent to $16.58 as of such time. The number of phantom stock units thus resulting from the conversion from Messrs. Lent, Dormer, McCaffrey, Tidmore and Morel were 33,201.95, 8,676.86, 8,296.44, 10,328.06 and 2,023.56, respectively.

  Additional Long-Term Incentive Plan. Prior to April 30, 1996, awards also were made under the additional long-term incentive plan ("LTIP II"), which was an annual incentive plan which provided annual cash awards to employee participants, based on the Company's worldwide performance for the prior year as well as a participant's individual performance. Awards vest cumulatively over a three-year period such that 25% of an award and earnings thereon vests on the January 1 following the January 1 on which the award is made, an additional 25% vests on the following January 1 and the award vests fully on the third January 1 following the award date. Awards which vest on January 1st of any year are paid to the participant, to the degree vested, at such time. The LTIP II currently covers 45 executives of the Company. Mr. Lent is not a participant. Awards made to participants are invested by the Company in mutual funds; however, a return of no less than the return on a 30-year Treasury Bill is guaranteed on such invested awards. The plan provides for a target payout to a participant of 20% of his or her base salary and a maximum payout of 30% of his or her base salary. The value of awards made during 1995 and 1996 under LTIP II to Messrs. Dormer, McCaffrey, Tidmore and Morel was $46,605, $75,000, $50,000, and $71,000 and $59,931, $75,000, $50,000 and $60,000 respectively.

  DePuy, Inc. Retirement Income Plan. The DePuy, Inc. Retirement Income Plan (the "RIP") is a tax-qualified target benefit plan sponsored by the Company for the benefit of the employees of the Company and certain of its subsidiaries. The RIP covers substantially all of the non-union employees of the Company and certain of its subsidiaries. Under the RIP, the Company is required to make a prescribed annual contribution to the plan, up to statutorily prescribed limits, payable ratably on a monthly basis, in an amount determined necessary to meet the projected targeted benefit under the RIP when all of such contributions and earnings thereon (at an assumed rate of return specified in the plan) are accumulated to the participant's attainment of age 65, the normal retirement date under the plan. The targeted benefit with respect to any participant is equal to the product of 30% of the participant's average compensation (determined with respect to the three calendar years out of the most recent four calendar years in which the participant received the largest amount of compensation) and the amount of the participant's credited service (determined in months, up to a maximum of 360) divided by 360. A separate account is established with respect to each participant under the plan. Amounts contributed under the RIP are invested by the plan's trustee, currently the NBD Bank, N.A., and the benefit which is payable under the RIP is the amount which can be provided from the assets accumulated in the participant's account under the plan. Thus, there is no guaranty under the RIP that the amount available at retirement will be sufficient to provide the targeted benefit. Retirement before age 65 can be elected under certain conditions. Benefits under the plan are generally payable in the form of a 50% joint and survivor annuity with the participant's spouse as the joint annuitant, although a participant may elect, with the consent of his or her spouse in the case of a married participant, to receive a single lump sum payment or certain other forms of annuity payments. The Company made contributions to the RIP in 1995 and 1996 in the amount of $897,558 and $966,533, respectively. A participant generally vests 100% in the Company contributions made to the RIP upon completing five years of service. Prior to October 1, 1996, the RIP was sponsored by Corange U.S. Holdings, Inc. ("CUSHI"), and as of such date the companies (other than the Company and its participating subsidiaries) which participated in the RIP established separate successor RIPs, and, in accordance therewith, assets allocated on behalf of employees of such other companies under the RIP were transferred from the RIP to the successor plans established by such other companies.

  DePuy, Inc. Cash Accumulation Plan. The DePuy, Inc. Cash Accumulation Plan (the "401(k) Plan") is a tax-qualified employee savings and retirement plan maintained by the Company for the benefit of the employees of the Company and certain of its subsidiaries. The 401(k) Plan covers substantially all of the Company's and participating subsidiaries' non-union employees. Employees eligible to participate may elect to contribute, on a before-tax basis, between 2% and 11% of their compensation, up to statutorily prescribed limits, to the 401(k) Plan as a savings contribution. The Company matches 100% of the pre-tax contributions made by a participant, up to 4% of the participant's compensation. The Company's contribution to the 401(k) Plan for the 1995 year was $1,250,360 and for 1996 was $1,510,853. A participant's interest in his or her pre-tax contributions, after-tax contributions and rollover contributions are 100% vested when contributed to the plan. A participant's interest in the Company's matching contributions generally vests 100% upon the participant's completion of three years of service with the Company or with certain affiliates of the Company. Prior to October 1, 1996, the 401(k) Plan was sponsored by CUSHI, and as of such date the companies (other than the Company and its participating subsidiaries) which participated in the 401(k) Plan established successor 401(k) plans, and, in accordance therewith, assets allocated on behalf of employees of such other companies under the 401(k) Plan were transferred from the 401(k) Plan to the successor plans established by such other companies.

  DePuy, Inc. Retirement Excess Plan. The DePuy, Inc. Retirement Excess Plan (the "Excess Plan") is maintained by the Company for the benefit of the eligible employees of the Company and certain of its subsidiaries. The Excess Plan is intended to offset the limitations under the Code that are placed on benefits under the RIP by providing eligible employees benefits in excess of those available to such employees under the RIP. Employees are eligible to participate in the Excess Plan in the year following the year in which the amounts allocable to their accounts under the RIP are limited by the limit imposed under the Code. Under the unfunded Excess Plan, a recordkeeping account is established on behalf of each participant which is credited, annually, with the difference between the amount of the employer contribution that would have been credited to the participant under the RIP had the Code limit not applied and the amount of the employer contribution that actually was credited to the participant under the RIP because of such limit, provided that no more than $10,000 may be credited to a participant's account for any single calendar year. A participant's benefit under the Excess Plan becomes 100% vested and nonforfeitable after five years of service with the Company and becomes payable, in a single lump sum payment, at the time that the participant becomes eligible to receive benefits under the RIP. In the event of a participant's death, the benefit credited to his or her account is payable as a death benefit to the participant's beneficiary. Prior to October 1, 1996, the Excess Plan was sponsored by CUSHI, and as of such date the companies (other than the Company and its participating subsidiaries) established successor excess benefit plans and transferred the liabilities associated with the employees of such companies to the successor plans established by such other companies. Currently, the Excess Plan covers Mr. Morel and other employees of the Company.

  Supplemental Retirement Plan (Plan No. 1). The Company has adopted the DePuy, Inc. Supplemental Retirement Plan (Plan No. 1) (the "SERP I") which is sponsored by the Company for the senior executives of the Company and certain of its subsidiaries. Plan participants are selected by the Board of the Company from the senior executives of the Company and its subsidiaries. Upon reaching the normal retirement date under the plan (defined as the last day of the Company's pay period immediately following a participant's 65th birthday) while employed by the Company or any of its affiliates, a participant is eligible for supplemental retirement benefits under the plan in an annual amount, payable for the participant's lifetime, equal to 60% of the participant's "final average income", reduced by the sum of the participant's retirement income from sources other than the Company, the benefit payable to the participant under any defined benefit payable to the participant under the RIP, any benefit payable to the participant under any defined benefit retirement arrangement maintained by Corange or by any non-U.S. based affiliate of Corange and by one-half of the participant's primary social security benefits. For purposes of the plan, the participant's "final average income" is determined as the annual average of the 36-month period ending on the date of the participant's termination of employment and includes, with respect to a fiscal year, base salary, one-half of the annual cash bonus paid to the participant by the Company, participant deferrals pursuant to a 401(k) plan maintained by the Company, salary or bonus amounts deferred under any Company nonqualified deferred compensation arrangement and amounts excluded from wages pursuant to a cafeteria plan maintained by the Company. The plan also provides for reduced supplemental early retirement, disability and death benefits. A participant forfeits benefits under the plan if the participant's employment is terminated for cause or, if terminated upon death or disability, before completing 5 years of service or reaching age 60 or, if terminated other than upon retirement, death or disability, before completing 10 years of service with the Company. In addition, a participant's continuing right to receive benefits is conditioned on the participant's compliance with certain noncompetition, nonsolicitation and confidentiality plan requirements. Currently, the SERP I covers Mr. Lent.

  Supplemental Retirement Plan (Plan No. 2). The DePuy, Inc. Supplemental Retirement Plan (Plan No. 2) (the "SERP II") is sponsored by the Company for the executives of the Company and certain of its subsidiaries. The SERP II covers certain executives not covered by the SERP I who are selected by the Chief Executive Officer of the Company. The SERP II provides the same level of benefits provided in the SERP I and generally contains the same provisions as described above with respect to the SERP I. However, for purposes of determining the participant's "final average income", any annual cash bonus paid to the participant with respect to a fiscal year or any bonus amount which is deferred under any nonqualified deferred compensation arrangement is not taken into account. Currently, the SERP II covers Messrs. Tidmore, McCaffrey and other senior executives of the Company and its participating affiliates.

  Amounts necessary to fund the benefits under the SERP I and the SERP II are determined by the Company's actuarial consultants and such amounts are then paid into a grantor trust to provide the benefits under the plans. While the purpose of the trust is to provide plan participants with greater security that their benefits will be paid, the assets held under the trust become available to be paid to the Company's creditors in the event of the Company's insolvency. The Company is liable for any payments under the plans to the extent that payments are not made from the trust. Prior to October 1, 1996, SERP I and SERP II were sponsored by CUSHI, and as of such date separate successor SERP I and SERP IIs were established by the companies (other than the Company and its participating subsidiaries) which participated in SERP I and SERP II, and, in accordance therewith, assets allocated on behalf of employees of such other companies under the SERP I and under the SERP II were transferred from the SERP I and the SERP II, as applicable, to the successor plans established by such other companies.

  Estimated Retirement Benefits Under the RIP, the Excess Plan, the SERP I and the SERP II. If Messrs. Lent, McCaffrey, Tidmore and Morel continue in the positions identified above and retire at their respective normal retirement dates set forth under the RIP and the SERP I or the SERP II, as the case may be, the estimated annual pension amounts payable under the RIP and the SERP I or the SERP II, as the case may be, would be, respectively, with respect to Mr. Lent, $36,000 and $400,512, with respect to Mr. McCaffrey $34,500 and $123,107 and with respect to Mr. Tidmore, $33,000 and $89,112. With respect to Mr. Morel, such amounts would be $25,500 and 0 (Mr. Morel does not participate in the SERP I or the SERP II) and an additional estimated annual pension amount of $1,410, stated as a single life annuity amount attributable to his participation in the Excess Plan. As described above, the actual benefit under the RIP is the amount actually accumulated in the participant's account as of the payment date. The amount stated herein is the targeted single life annuity benefit amount. The amount stated for the SERP I or the SERP II, as applicable, is expressed as a joint and 50% survivor annuity amount.

  DePuy International Ltd. Pension and Life Assurance Scheme. DePuy International has adopted the DePuy International Ltd. Pension and Life Assurance Scheme (the "UK Pension Plan") for the benefit of the permanent salaried staff employees and employees at the director level of DePuy International who are at least age 18, are not age 60 at the time that participation commences and who elect to participate in the plan. Currently, Mr. Dormer is the only Named Officer in the UK Pension Plan. Participants in the plan are required to contribute 5% of their basic salaries plus specified allowances to the UK Pension Plan, except that employees who are at the director level contribute at a 6% rate. Under the UK Pension Plan, a participating employee who retires at age 65 (age 60 for employees at the director level), the normal retirement date specified in the plan, will receive a pension calculated as follows: 1/60th (other amounts may be applicable with respect to participants who joined the plan before 1978) multiplied by the employee's final pensionable salary (as defined below) multiplied by the employee's pensionable service (as defined below). The pension with respect to a plan participant who is at the director level accrues at the rate of 1/30th of final pensionable salary for each year of pensionable service, to a maximum benefit equal to two-thirds of such salary. For purposes of the plan, an employee's pensionable salary is his or her basic annual salary and the final pensionable salary is the average of the three highest consecutive years of pensionable salaries during the ten-year period preceding normal retirement or earlier date of termination of participation in the plan. Pensionable service, for purposes of the UK Pension Plan, generally is an employee's consecutive years and months of participation in the plan. Participants who retire may elect to receive a portion of their benefits in the form of a tax-free lump sum payment, in which event benefits remaining to be paid under the plan will be reduced.

  Pensions payable under the plan are increased annually to reflect cost of living increases. Pension benefits are guaranteed for five years and provide for surviving spouse benefits payable on a joint and 50% survivor annuity basis. If a participant dies while working for the company, a lump sum life assurance benefit and refund of the accumulated value of contributions made by the participant will be paid pursuant to the direction of the plan's trustees and a lifetime pension under the plan will be payable to the participant's spouse. Participants who have attained age 50 may elect to receive a reduced early retirement pension. The reduction may be waived by the plan's trustees if the retirement is due to the serious ill health of the participant. Participants can elect to make additional voluntary contributions under the plan in order to provide additional pension benefits.

Participants who leave the employ of the company after they have completed two or more years of plan membership are eligible to receive a deferred vested pension or to have the value of their accrued benefits transferred to another plan. Participants who terminate their employment prior to completing two years of plan membership will receive a refund of their accumulated contributions. Participants in the plan also receive long-term disability insurance benefits. Approximately 525 employees currently are participating in the UK Pension Plan. The aggregate contributions of participating employers during 1995 and 1996 to the UK Pension Plan were $942,585 and $1,034,132, respectively (based on a conversion at the Federal Reserve Rate).

  DePuy International Executive Retirement Benefits Scheme. DePuy International has adopted the DePuy International Executive Retirement Benefits Scheme (the "UK Serp"). Currently, Mr. Dormer is the only participant in the UK Serp. Under the UK Serp, DePuy International contributes an amount which is actuarially determined each year as necessary to provide the projected targeted annual benefit under the plan. The targeted benefit is two-thirds of the participant's final pensionable salary (as such term is defined above) when the benefits under the UK Serp are added to the benefits under the UK Pension Plan. A separate account is established with respect to each participant in the plan. Amounts under the UK Serp are invested and the benefit which is payable under the plan is the amount which can be provided from the assets accumulated in the participant's account under the plan. Thus, there is no guaranty under the UK Serp that the amount available at retirement will be sufficient to provide the targeted benefit. In the event of Mr. Dormer's death, a lump sum death benefit is also payable under the plan. The actuary with respect to the UK Serp has determined that the contribution with respect to Mr. Dormer should be approximately 38.8% of his pensionable salary. The targeted benefit under the UK Serp with respect to Mr. Dormer is $228,306 (inclusive of the benefit of $93,834 expected to be payable to him under the UK Pension Plan), and the amount contributed with respect to Mr. Dormer to the plan in 1995 and 1996 was $44,049 and $73,133, respectively (based on a conversion at the Federal Reserve Rate).

  In addition, the Company has adopted, subject to shareholder approval, the Equity Incentive Plan, the Stock Option/Purchase Plan and the Incentive Plan, all of which are described in detail below.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

  The Company has entered into employment agreements with the Named Officers. The agreements require the Company to provide the executive with 24 months' advance notice (36 months, in the case of Mr. Lent, and 3 months, in the case of Mr. Dormer) if the Company terminates his employment for any reason other than for cause, as defined in the agreement, or constructively terminates the executive's employment as also defined in the agreement. With respect to Mr. Dormer, a previous agreement with the Company provides that the Company must provide him with 24 months' advance notice, at a rate of compensation lower than that in effect during the term of his current employment agreement, if the Company terminates his employment for any reason other than for cause, which provision remains effective. An executive may terminate his employment with the Company upon 6 months' advance notice. During the applicable notice period, following notice given by either the Company or the executive, during which the Company may discontinue its use of the executive's services, the executive will receive continuation of his salary, a prorated bonus with respect to such period, continuation of his car allowance and continuation of participation in the 401(k) Plan (except for Mr. Dormer who does not participate in such plan), the RIP (except for Mr. Dormer who does not participate in the RIP), the SERP I or the SERP II, as applicable (except for Messrs. Dormer and Morel who do not participate in the SERP I or the SERP II), any successor stock plans, and the Company's medical plans (under certain conditions, certain Named Officers may be entitled to medical coverage for life). In addition, the employment agreements with respect to Messrs. Lent, McCaffrey and Tidmore provide for acceleration of eligibility to receive benefits under the applicable SERP at age 55 if the executive's notice period is in effect and, if the Company's notice period is in effect, the Company will make such funding as necessary to provide the executive with enhanced benefits under the applicable SERP equal to the amount that the executive would have received under the RIP and the applicable SERP had he been employed by the Company for three years past the last day of the Company's notice period.

  Pursuant to Mr. Dormer's agreement, the Company will continue contributions on his behalf to the UK Pension Plan and the UK Serp, at the rate effective on the date notice is given, through the applicable notice period. In addition, the Company will contribute to the UK Serp on Mr. Dormer's behalf a sum equal to two years' contributions.

  In addition, each of the Equity Incentive Plan, the Stock Option/Purchase Plan and the Incentive Plan includes certain provisions that become effective in the event of a change of control of the Company, all of which provisions are described in detail below.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's directors and officers file reports of ownership and changes of ownership of the Company's Common Stock with the Commission and the New York Stock Exchange. Based solely on a review of filings made with the Commission and furnished to the Company and of written representations made to the Company, the Company believes that all directors, officers and beneficial owners of over 10% of the Company's Common Stock filed on a timely basis all such reports required of them with respect to stock ownership and changes in ownership during 1996, except that Mr. Morel, Mr. McCaffrey and Mr. James M. Taylor did not file Form 4s with respect to their respective purchases of Common Stock in the Company's initial public offering, Mr. Tidmore did not file a Form 4 with respect to his purchase of shares in the initial public offering and his immediate gifting of such shares and Mr. G. Taylor Seward did not report on Form 4 his indirect beneficial ownership of shares purchased by members of his household in the initial public offering. All such transactions were subsequently reported by such officers on Form 5.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  Mr. Lent serves as a director of Corange, whose Vice Chairman, Anthony Williams, is a member of DePuy's Compensation Committee. Otherwise, during 1996, no executive officer of the Company (i) served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Company's Compensation Committee; (ii) served as a director of another entity, one of whose executive officers served on the Company's Compensation Committee; or
(iii) served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company.

  The members of the Company's Compensation Committee were identified under the heading "--Board Committees" above. No member of the Compensation Committee (i) served, during 1996, as an officer or employee of the Company or of any of its subsidiaries, (ii) was formerly an officer of the Company or any of its subsidiaries, or (iii) had any relationship with the Company requiring disclosure by the Company herein pursuant to Item 404 of Regulation S-K under the Securities Exchange Act of 1934.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The Board of Directors of the Company has appointed a Compensation Committee and a Compensation Subcommittee. The Compensation Committee has overall responsibility for establishing employee compensation policies and reviewing and approving compensation agreements, bonuses and incentive programs for all senior management of the Company.

  The Compensation Subcommittee has responsibility for qualifying compensation programs as "performance-based compensation" for purposes of Section 162(m) of the Code. Under Code Section 162(m) the Company is precluded from taking a Federal income tax deduction for compensation over $1 million paid or otherwise taxable to the executives named in the Summary Compensation Table who are employed by the Company at the end of the applicable year ("Covered Executives") unless such compensation is "performance-based compensation." In order to qualify as performance-based compensation under Code Section 162(m), among other things, at least two directors who meet the requirements to be designated as "outside directors" for purposes of Code Section 162(m) must approve and take certain other actions with respect to compensation payable to the Covered Executives. The Compensation Subcommittee was established to take such actions as are necessary to preserve as much as possible of the deductions for income taxes available to the Company with respect to the compensation payable to the Company's senior management, without adversely affecting the compensation objectives of the Company. The current members of the Compensation Committee are Messrs. Gilleland, Hanes and Williams and the current members of the Compensation Subcommittee are Messrs. Gilleland and Hanes. The Compensation Committee and the Compensation Subcommittee are collectively referred to below as the "Compensation Committees."

  The primary goal of the Compensation Committees is to develop and structure compensation arrangements which motivate and retain the Company's senior management, in recognition of the significant role that the Company's senior management has and will continue to play in the growth and success of the Company, in order for the Company to continue to meet its business goals and purposes.

  The responsibilities of the Compensation Committees include reviewing, approving and revising, as appropriate, the salary and annual incentive compensation of the Company's chief executive officer and the chief executive officer's recommendations regarding salaries and incentive compensation of the Company's (and its affiliates') other senior management; establishing the performance goals that will be used to determine the annual incentive compensation that will be awarded to senior management, determining whether such goals have been met and providing such certifications as the Compensation Committees shall deem necessary or as shall be required by the terms of any incentive compensation plan; determining the annual stock option grants or other awards to employees, consultants and sales representatives under the Equity Incentive Plan or such other compensatory plans or programs as the Company may establish; establishing, implementing, interpreting and providing ongoing administration of the various compensatory plans and programs in which senior management participate, including the Equity Incentive Plan, the Stock Option/Purchase Plan, any supplemental retirement plan, incentive compensation or bonus plan, or any other existing or new benefit plan, agreement or program affecting, or relating to, the compensation of the Company's senior management.

  The Compensation Committees were first established, and members thereof were appointed by the Board of Directors, in September 1996 in conjunction with the initial public offering of the Company's Common Stock. Since the Company's 1996 salary structure and compensation plans and programs which determined the pay and benefits of the Company's senior management for 1996, including the pay and benefits of the Company's chief executive officer, were in effect prior to the time that the Compensation Committees were established, the Compensation Committees were neither involved in, nor had any effect on, the establishment of the Company's compensation policies, including the establishment or measurement of the quantitative and qualitative performance criteria which were to be considered in connection with the measurement thereof prior to the Committees' establishment. Accordingly, the Compensation Committees did not have any responsibility with respect to, or in any way effect, the compensation paid to the Company's chief executive officer and to other senior management during or with respect to 1996, except as indicated below.

  Effective as of the date of the initial public offering, the Compensation Subcommittee approved the grant of options to Mr. Lent with respect to 150,000 shares of Common Stock at an exercise price equal to the initial public offering price of $17.50 per share. The options granted to Mr. Lent will vest in equal annual cumulative installments over three years from their date of grant. Option grants also were approved as of the date of the initial public offering, at the initial public offering price and subject to the same three year vesting provisions, to Mr. Dormer with respect to 75,000 shares and to Messrs. McCaffrey, Tidmore and Morel with respect to 40,000 shares each. During 1996, a total of 1,129,250 options were approved and granted by the Compensation Subcommittee under the Equity Incentive Plan to employees, sales representatives and consultants. In addition, 85,069 phantom stock units were granted to senior executives, including 33,201.95 such units to Mr. Lent, under the Equity Incentive Plan, in replacement of awards cancelled under the Company's former long-term incentive plan in which such senior management participated.

  Submitted by the Compensation Committee and the Stock Option and Bonus Subcommittee of the Compensation Committee.

                                          Gerald C. Hanes
                                          Richard A. Gilleland
                                          Anthony Williams

                               PERFORMANCE GRAPH

  The following graph compares the cumulative total shareholder return on the Company's Common Stock with a broad performance indicator, the S&P Composite 500 Stock Index, and an industry index, the S&P health Care Medical Products & Supplies Index, for the period from October 31, 1996 (when the Company's Common Stock began trading on the New York Stock Exchange) to December 31, 1996. The graph assumes that the value of the investment in the Common Stock and each Index was $100 on October 31, 1996 and that any dividends were reinvested.



                       [PERFORMANCE GRAPH APPEARS HERE]


                                                    10/31/96 11/31/96 12/31/96
                                                    -------- -------- --------
   DePuy, Inc......................................  100.00   100.71   115.71
   S&P Health Care Medical Products and Supplies
    Index..........................................  100.00   102.81   103.37
   S&P 500 Index ..................................  100.00   107.56   105.43

                                PROPOSAL NO. 2

            APPROVAL OF THE DEPUY, INC. 1996 EQUITY INCENTIVE PLAN

  The Board of Directors of the Company adopted the Equity Incentive Plan in 1996, prior to the initial public offering of the Company's Common Stock, such adoption subject to stockholder approval. The Plan authorizes the Company to grant awards under the Plan with respect to an aggregate of 9,485,069 Awards to (1) any employees, sales representatives and consultants of the Company and its affiliates and (2) the non-employee directors of the Company.

  THE BOARD OF DIRECTORS UNANIMOUSLY ADOPTED AND RECOMMENDS THAT THE STOCKHOLDERS APPROVE THE PLAN.

  UNLESS OTHERWISE INDICATED, THE ACCOMPANYING FORM OF PROXY WILL BE VOTED FOR THE PROPOSAL TO EFFECT THE APPROVAL OF THE PLAN DISCUSSED ABOVE. THE AFFIRMATIVE VOTE OF HOLDERS OF A MAJORITY OF THE SHARES OF THE COMMON STOCK PRESENT IN PERSON OR BY PROXY AT THE MEETING IS REQUIRED FOR APPROVAL OF THE FOREGOING PLAN. THE CORANGE STOCKHOLDERS, WHO HOLD MORE THAN A MAJORITY OF THE OUTSTANDING SHARES OF THE COMPANY'S COMMON STOCK, HAVE ADVISED THE COMPANY THAT THEY INTEND TO VOTE IN FAVOR OF THE PROPOSAL.

NATURE AND PURPOSE OF THE PLAN

  The purpose of the Plan is to benefit the non-employee directors of the Company, as well as those employees, sales representatives and consultants of the Company and its affiliates who are in a position to make a material contribution to the successful operation of the Company's business. By enabling such persons to acquire stock of the Company, and thereby participate in the long-term growth and financial success of the Company, it is intended that the Plan will motivate such persons, by means of performance-related incentives, to achieve the Company's business goals.

DURATION AND MODIFICATION

  The Plan will terminate not later than October 30, 2006. The Board of Directors may at any time terminate the Plan or make such modifications to the Plan as it may deem advisable. However, the Board of Directors may not, without approval by the stockholders of the Company, increase the number of shares of Common Stock as to which options may be granted or make certain revisions in connection with non-discretionary awards under the Plan to non-employee directors of the Company.

ADMINISTRATION

  The Plan is administered by a committee appointed by the Board of Directors, comprised of not less than two Board members. The Plan is presently administered by the Compensation Subcommittee. The Compensation Subcommittee approves the eligible participants who will receive Awards, determines the form and terms of the Awards and has the power to fix and accelerate vesting periods, but will not have discretion to determine any of the foregoing with respect to the grant of options to non-employee directors, which is non-discretionary under the Plan.

ELIGIBILITY AND EXTENT OF PARTICIPATION

  The Plan authorizes the grant of a broad array of stock-based Awards, including options, stock appreciation rights, restricted stock awards, restricted stock units, phantom stock units and performance awards, which may be granted to any employee (including officers and employee-directors) and any sales representative of, or consultant to, the Company and any of its affiliates. Non-employee directors of the Company may be granted only nonstatutory stock options. As of January 1, 1997, the Company estimates that approximately 700 individuals are eligible to receive Awards under the Plan.

  Except with respect to the non-employee directors, the Compensation Subcommittee selects the participants who will receive Awards and determines the type of Award and, if applicable, the number of shares to be subject to each Award. In making such determination, a number of factors, including the individual's position and responsibilities and other relevant factors are taken into account. The Compensation Subcommittee has no discretion to select non-employee directors to participate in the Plan. Each non-employee director who is a director on the effective date of the Plan or who becomes a director after such date is automatically granted, as of the later of the effective date of the Plan or the date on which such person becomes a director of the Company, a nonstatutory stock option with respect to 20,000 shares of Common Stock, with an exercise price equal to the fair market value of the Common Stock on the grant date and which vests in three equal cumulative installments on each of the first, second and third anniversaries of the grant date. No Awards will be made under the Plan after October 30, 2006.

LIMITS ON SHARE AWARDS

  The maximum number of shares with respect to which awards may be granted under the Equity Incentive Plan to any participant in any calendar year is 1,000,000. Certain other restrictions may be applicable to awards other than non-statutory stock options.

AUTHORIZED AWARDS

  Stock options. Stock options may be granted as nonqualified options ("NQSO's") or incentive stock options qualified under Section 422 of the Code ("ISO's"). ISO's may be granted only to participants in the Plan who are employees of the Company and its affiliates. Options are granted with terms not exceeding 10 years from the date of grant and generally become exercisable pursuant to a vesting schedule set at the time of grant, although the Compensation Subcommittee retains the discretion to accelerate exercisability. The exercise price for any ISO may not be less than 100% of the fair market value per share of the Common Stock on the date of grant (110% of such value in the case of an ISO granted to a person who possesses more than 10% of the total combined voting power of all classes of the Company's and its subsidiaries' stock. The form of payment for shares issued upon the exercise of an option may, in the discretion of the Compensation Subcommittee, consist of cash, check, promissory note, surrender of shares of Common Stock already owned, delivery of irrevocable instructions to a broker dealer pursuant to procedures approved by the Compensation Subcommittee to sell the shares to be received on the exercise of the option and to remit the proceeds to the Company, a combination thereof, or such other legal consideration as determined by the Compensation Subcommittee. Optionees shall be required to pay in cash, or to withhold amounts from payments to be made to the Optionee, amounts necessary to satisfy the Company's income tax withholding obligations. Options shall be nontransferable, other than by will or the laws of descent, or among spouses incidental to a divorce proceeding.

  Restoration options. The Compensation Subcommittee has discretion to grant, or provide for the automatic grant of, restoration options to a participant if the participant uses shares of Common Stock to pay the exercise price of an option granted under the Plan or if the Company withholds shares granted under the Plan in order to satisfy a participant's withholding tax liability resulting from the exercise of the option. A restoration option will entitle the participant to purchase a number of shares of Common Stock equal to the number of such shares delivered or withheld upon exercise of the original option and will have an exercise price per share of not less than 100% of the fair market value of a share of Common Stock on the date of its grant.

  Stock appreciation rights. Stock appreciation rights ("SAR's") entitle a participant in the Plan to a future payment based on the appreciation in the fair market value of the Common Stock between the date that the SAR is granted and the date that the SAR is exercised. Upon exercise of an SAR, a participant will be entitled to a payment equal to the amount reached by multiplying (a) the difference between the fair market value of a share of Common Stock on the date that the SAR is granted and the fair market value of a share on the date that the SAR is exercised by (b) the number of shares covered by the SAR. SAR's may be granted in tandem with another Award, in addition to another Award or freestanding and unrelated to another Award. SAR's are not exercisable earlier than six months after grant and have a grant price as determined by the Compensation Subcommittee on the date of grant. SAR's may be settled in cash, shares of Common Stock or a combination of cash and Common Stock, as determined by the Compensation Subcommittee, and are generally nontransferable, other than by will or the laws of descent or, among spouses incidental to a divorce proceeding.

  Restricted stock or restricted stock units. Under a restricted stock Award, ownership of shares of Common Stock is transferred to a participant subject to certain forfeiture restrictions. Restricted stock is not immediately transferable by the participant during the period in which it is subject to a substantial risk of forfeiture. During the restricted period, the participant is entitled to receive dividends with respect to the shares of the restricted stock and exercise voting rights with respect to such shares. In contrast, a restricted stock unit is an Award measured by the fair market value of a share of Common Stock. A restricted stock unit does not transfer ownership of shares of Common Stock to a participant. A participant does not have any voting rights with respect to restricted stock units although a participant may be awarded dividend equivalents. Upon the expiration of the vesting requirement applicable to a restricted stock unit, the participant is entitled to receive a payment equal to the then current value of the number of shares covered by the restricted stock unit.

  Generally, shares of restricted stock and restricted stock units may not be sold, assigned, transferred, pledged or otherwise encumbered. When the restrictions with respect to a restricted stock award expire, the Company will deliver the registered share certificates to the participant. Upon the expiration of the restrictions with respect to restricted stock units, the Company will settle a restricted stock unit in cash, shares of Common Stock or other property. Each restricted stock unit has a value equal to the fair market value of a share of Common Stock. Subject to the terms of the Plan and any applicable Award agreement, the Compensation Subcommittee has the right to determine the terms and conditions of any Award of restricted stock or restricted stock units. Dividends and other distributions paid on or in respect of any shares of restricted stock or restricted stock units may be paid directly to the participant, or may be reinvested in additional shares of restricted stock or restricted stock units, as determined by the Compensation Subcommittee.

  Phantom Stock Units. The grant of phantom stock units under the Plan entitles a participant to receive shares of Common Stock on a specified surrender date equal to the number of phantom stock units granted. Upon surrender of the vested phantom stock units, the participant will receive an actual share of Common Stock in exchange for each phantom stock unit, except that any fractional shares shall be paid in cash. The date on which the phantom stock units are surrendered may be accelerated upon the occurrence of certain events, as determined by the Compensation Subcommittee in its sole discretion and provided in the applicable award agreement.

  Payments may be made to participants who have been awarded phantom stock units in an amount equal to dividends and other distributions paid on or in respect of an equivalent number of actual shares. Such payments may be paid directly to the participant or may be reinvested in additional phantom stock units, as determined by the Compensation Subcommittee and as set forth in the applicable Award agreement. Generally, phantom stock units are nontransferable by the participant, other than by will or the laws of descent or distribution or transfers between spouses incident to a divorce proceeding.

  Performance Awards and Other Stock-Based Awards. The Compensation Subcommittee has the discretion to make performance Awards to eligible participants, based on performance goals, which Awards may be made in cash or in shares of Common Stock and are payable in accordance with the determinations of the Compensation Subcommittee. The Compensation Subcommittee may also grant other stock-based Awards to eligible participants. Other stock-based Awards are Awards which the Compensation Subcommittee deems to be consistent with the purposes of the Plan, are not otherwise described under the Plan and are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock. Subject to the terms of the Plan and any applicable award agreement, the Compensation Subcommittee has the right to determine the terms and conditions of any performance or other stock-based Award. In general, a performance Award or other stock-based Award is nontransferable by the participant, other than by will or the laws of descent or distribution or transfers between spouses incident to a divorce proceeding.

  Termination of Services. (a) NQSO's and SAR's. If the optionee should cease providing services to the Company for any reason other than death, total and permanent disability or, in the case of an employee or sales representative, retirement, any NQSO's or SAR's granted to him or her generally may be exercised before the earlier of the first anniversary of the date on which services terminate or the option expiration date, as to all or part of the shares as to which the optionee was entitled to exercise options at the time of termination. If an optionee should die or become permanently and totally disabled while providing services to the Company or, in the case of an employee or sales representative, retire, any NQSO's or SAR's granted to him or her generally may be exercised after such death, disability or retirement by the optionee or his or her successor, as the case may be, at any time before the Award expiration date, but only to the extent that the optionee was entitled to exercise the options at the date on which he or she ceased providing services due to such death, disability or retirement. The Compensation Subcommittee also has the discretion to permit longer or shorter exercise periods than those described above (provided that no option may be exercised later than the date on which it would have expired had the participant's services for the Company or its affiliates not terminated) or to accelerate the time at which an option becomes exercisable if it believes that such action is in the best interests of the Company, provided that no such discretion is applicable with respect to options held by non-employee directors.

  With respect to a participant who is a non-employee director, if the participant ceases to serve as a director as a result of his or her death or at such time as he or she is at least age 65 or has been a director of the Company or an affiliate for at least five years, the director or the director's successor, as the case may be, may exercise the director's option, to the extent exercisable as of the date on which the director ceases to serve as a director, until the earlier of the third anniversary of the date on which the director ceases to serve as a director or the option expiration date. If a non-employee director ceases to serve as a director for any reason other than those described in the preceding sentence, the director may exercise his or her option, to the extent exercisable as of the date on which he or she ceases to serve as a director, until the earlier of the first anniversary of the date on which he or she ceases to serve as a director or the option expiration date.

  (b) ISO's: Except as otherwise determined by the Compensation Subcommittee at the time of grant, if the optionee's employment with the Company is terminated for any reason except the participant's death, any options which are ISO's (and any related SAR's) granted to him or her may be exercised as ISO's at any time during the 90 days after such termination, as to all or part of the shares as to which the optionee was entitled to exercise the options at the time of termination, except that in no event may any option be exercised after its expiration date. Failure to exercise an ISO within the 90-day period described above will cause the ISO automatically to become a NQSO which may be exercised during the time period described in paragraph (a) above and will be taxed upon exercise as a NQSO. In the event of the optionee's death, the option will be exercisable in accordance with paragraph (a) above and will continue to be an ISO to the extent permitted.

  (c) Restricted Stock: In general, if a participant who has been granted a restricted stock award or restricted stock units ceases providing services to the Company for any reason during the term of the restricted period, all shares of stock or units still subject to the restriction as of such date will be, respectively, forfeited by the participant and reacquired by the Company at the price, if any, paid by the participant for such stock or cancelled.

  (d) Phantom Stock Units: If a participant who has been granted phantom stock units ceases providing services to the Company for any reason, the date of surrender for any outstanding phantom stock units of the participant will accelerate and all vested phantom stock units held by the participant will automatically and immediately be surrendered and cancelled by the delivery of shares of Common Stock to the participant as of such date and of cash with respect to any fractional phantom stock units. Any unvested phantom stock units will expire at such time.

ADJUSTMENT UPON OCCURRENCE OF CERTAIN EVENTS

  In the event that an unusual or nonrecurring event occurs, including a change in capitalization, such as a stock split or stock dividend, which affects the stock-based awards made under the Plan, appropriate adjustment may be made to the awards by the Compensation Subcommittee in its sole discretion. For example, adjustment may be made in the exercise price of and the number of shares covered by outstanding options, and in the number of shares available for issuance under the Plan. Further, in the event of a change in control of the Company, as defined in the Plan, all outstanding awards generally will vest and become immediately exercisable or payable, provided that if the net after-tax amount, as defined in the Plan, to be realized by participants would be higher if no such vesting occurred, then, and to such extent, the outstanding awards will not vest.

CANCELLATION OF AWARD

  The Compensation Subcommittee may cancel any award held by a participant under the Plan by providing the participant with cash compensation or another award under the Plan equivalent to the fair market value of the cancelled award.

TAX INFORMATION

  The Federal tax consequences of options and other stock-based Awards that may be granted under the Plan are complex and subject to change. The following discussion is only a brief summary of the general Federal income tax rules currently in effect which are applicable to stock options.

  ISO's. If an option granted under the Plan is treated as an "incentive stock option" as defined in Section 422 of the Code, then the optionee will not recognize any income for regular income tax purposes, and the Company will not be allowed a deduction for Federal income tax purposes, upon either the grant or the exercise of the option. Upon a sale of the shares acquired in connection with an ISO, the tax treatment to the optionee and the Company will depend primarily upon whether the optionee has met certain holding period requirements at the time of sale. As discussed below, the exercise of an ISO may subject the optionee to alternative minimum tax liability in the year of exercise.

  If an optionee exercises an ISO and does not dispose of the shares received within two years of the date of the grant of such option and within one year after the exercise of the option, whichever period ends later, any gain realized upon a subsequent disposition will be treated as long-term capital gain, and any loss will be long-term capital loss. In either such case, the Company will not be entitled to a Federal income tax deduction.

  If the optionee disposes of the shares either within two years after the date the option is granted or within one year after the exercise of the option, such disposition will be treated as a "disqualifying disposition" and an amount equal to the lesser of (i) the fair market value of the shares on the date of exercise less the purchase price or (ii) the amount realized on the disposition less the purchase price will be taxed as ordinary income in the year in which the disqualifying disposition occurs. Any such ordinary income will increase the optionee's tax basis for purposes of determining gain or loss on the sale or exchange of such shares. The excess, if any, of the amount realized over the fair market value of the shares at the time of the exercise of the option will be treated as short-term or long-term capital gain, as the case may be, and any loss realized upon the disposition will be treated as a capital loss. An optionee will generally be considered to have disposed of shares if he or she sells, exchanges, makes a gift of or transfers legal title to such shares (except by pledge, in certain non-taxable exchanges, a transfer in insolvency proceedings, incident to a divorce, or upon death). If the amount realized is less than the purchase price, generally the optionee will not recognize income in connection with a disqualifying disposition.

  The exercise of an ISO may subject an optionee to alternative minimum tax liability in the year of exercise because the excess of the fair market value of the shares at the time an ISO is exercised over the option price is an adjustment in determining an optionee's alternative minimum taxable income for such year. Consequently, an optionee may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option. An optionee's alternative minimum tax liability is affected by the availability of a special credit, a basis adjustment and other complex rules.

  In general, there will be no Federal income tax consequences to the Company upon the grant, exercise or termination of an incentive stock option. However, in the event an optionee sells or disposes of stock received upon the exercise of an ISO in a disqualifying disposition described above, the Company will be entitled to a deduction for Federal income tax purposes in an amount equal to the ordinary income, if any, recognized by the optionee as the result of the disqualifying disposition of the shares.

  NQSO's. NQSO's granted under the Plan do not qualify as "incentive stock options" as defined in Section 422 of the Code and, accordingly, do not qualify for any special tax benefits to the optionee. An optionee will not recognize any income at the time he or she is granted a NQSO. However, upon its exercise, the optionee will generally recognize ordinary income for Federal income tax purposes measured by the excess of the then fair market value of the shares over the option price. The income realized by the optionee will be subject to income tax withholding by the Company at the time of exercise.

  Upon a sale of any shares acquired pursuant to the exercise of a NQSO, the difference between the sale price and the optionee's tax basis in the shares will be treated as a long-term or short-term capital gain or loss, as the case may be. The optionee's tax basis for determination of such gain or loss upon any subsequent disposition of shares acquired upon the exercise of a NQSO will ordinarily be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option.

  In general, there will be no Federal income tax consequences to the Company upon the grant or termination of a NQSO or the sale or disposition of the shares acquired upon exercise of a NQSO. However, upon the exercise of a NQSO, the Company generally will be entitled to a deduction to the extent, and in the year, that ordinary income from the exercise of the option is recognized by the optionee.

  Phantom Stock Units. For Federal income tax purposes, a participant who is granted phantom stock units under the Plan generally does not recognize income until the surrender date, at which time the participant receives actual shares of Common Stock. At the surrender date, the participant will recognize ordinary income equal to the fair market value of the shares of stock and any cash received. Any dividends received by the participant with respect to his or her phantom stock units, if the dividends are paid in cash or Common Stock, will be included in the participant's taxable income in the year in which the dividends are received and, if paid in additional phantom stock units, will be taxed to the participant upon the participant's surrender of his or her phantom stock units. The Company is entitled to a tax deduction in the taxable year in which the phantom stock unit is surrendered by the participant and the participant's phantom stock units are converted into actual shares of Common Stock in an amount equal to the ordinary income recognized by the participant with respect to such phantom stock units.

  SAR's. For Federal income tax purposes, a participant receiving a stock appreciation right award generally does not recognize income with respect to such award until the SAR is exercised. At that time, the participant will recognize ordinary income in an amount equal to the amount determined by multiplying (a) the difference between the fair market value of a share of Common Stock on the date that the SAR is granted and the fair market value of a share on the date that the SAR is exercised by (b) the number of shares covered by the SAR. The Company will be entitled to a deduction at the time of the participant's exercise of the SAR in an amount equal to the ordinary income recognized by the participant.

  Restricted Stock and Restricted Stock Units. For Federal income tax purposes, a participant receiving a restricted stock Award does not recognize income with respect to shares of restricted stock granted under the Equity Plan until the restrictions on such shares expire. At that time, the participant will recognize ordinary income equal to the value of the restricted stock, less any consideration paid by the participant for such stock. Any dividends received by the participant with respect to his or her shares of restricted stock, if the dividends are paid in cash or Common Stock, will be taxable to the participant as ordinary income in the year in which the dividends are received and, if paid in additional shares of restricted stock, will be taxed to the participant at the time that the restrictions on the stock expire. The Company is entitled to a tax deduction in the taxable year in which the participant recognizes income as a result of the expiration of the restrictions on the restricted stock in an amount equal to the amount of income recognized by the participant.

  With respect to restricted stock units, a participant does not recognize income until the restrictions on the units expire and the participant receives a payment with respect to the units. At such time, the participant will recognize ordinary income in an amount equal to the amount of the payment, and the Company will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant.

CERTAIN INFORMATION WITH RESPECT TO OPTIONS GRANTED

  The following table sets forth, with respect to the Named Officers, all executive officers as a group, allnon-employee directors as a group, and all employees as a group (excluding executive officers), the number of shares of Common Stock subject to options granted during the year ended December 31, 1996 and certain related information:

 NAME OF INDIVIDUAL                                    NUMBER OF     AVERAGE PER   PHANTOM(1)
     OR                                              SHARES SUBJECT SHARE EXERCISE   SHARE
 IDENTITY OF GROUP        CAPACITIES IN WHICH SERVED   TO OPTION        PRICE        UNITS
 ------------------       -------------------------- -------------- -------------- ----------
James A. Lent...........  Chairman of the Board and     150,000         $17.50     33,201.95
                          Chief Executive Officer
Michael J. Dormer.......  President and Chief            75,000          17.50      8,676.86
                          Operating Officer
R. Michael McCaffrey....  President, DePuy               40,000          17.50      8,296.44
                          Development, Inc.
William E. Tidmore,       President,                     40,000          17.50     10,328.06
 Jr.....................  DePuy Motech, Inc.
Robert E. Morel.........  President, DePuy ACE           40,000          17.50      2,023.52
                          Medical Company
All executive officers
 as a group
 (10 persons)...........                                505,000          17.50     74,659.87
All non-employee
 directors as a group (6
 persons )..............                                120,000          17.50           --
All employees (except
 executive officers) as
 a group (188 persons)..                                250,250          17.50     10,409.00

--------
(1) Represents amounts converted from LTIP I, as described above.

                                PROPOSAL NO. 3
        APPROVAL OF THE DEPUY, INC. EMPLOYEE STOCKOPTION/PURCHASE PLAN

  The Board of Directors of the Company adopted the Stock Option/Purchase Plan in 1996, prior to the initial public offering of the Company's Common Stock, such adoption subject to stockholder approval. The Stock Option/Purchase Plan authorizes the issuance of a maximum of 600,000 shares generally under the Stock Option/Purchase Plan and 150,000 shares with respect to the 1997 Offering (as defined below). As part of its Stock Option/Purchase Plan, the Board of Directors of the Company in January 1997 adopted, again subject to stockholder approval, the Savings-Related Share Option Scheme which is applicable to employees in the United Kingdom.

  THE BOARD OF DIRECTORS UNANIMOUSLY ADOPTED AND RECOMMENDS THAT THE STOCKHOLDERS APPROVE THE STOCK OPTION/PURCHASE PLAN, INCLUDING EXHIBIT A THERETO, WHICH IS THE SAVINGS-RELATED SHARE OPTION SCHEME APPLICABLE TO EMPLOYEES IN THE UNITED KINGDOM.

  UNLESS OTHERWISE INDICATED, THE ACCOMPANYING FORM OF PROXY WILL BE VOTED FOR THE PROPOSAL TO APPROVE THE STOCK OPTION/PURCHASE PLAN DISCUSSED ABOVE, INCLUDING EXHIBIT A THERETO. THE AFFIRMATIVE VOTE OF HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR BY PROXY AT THE MEETING IS REQUIRED FOR APPROVAL OF THE STOCK OPTION/PURCHASE PLAN. THE CORANGE STOCKHOLDERS, WHO HOLD MORE THAN A MAJORITY OF THE OUTSTANDING SHARES OF THE COMPANY'S COMMON STOCK, HAVE ADVISED THE COMPANY THAT THEY INTEND TO VOTE IN FAVOR OF THE PROPOSAL.

NATURE AND PURPOSE OF THE PLAN

  The purpose of the Stock Option/Purchase Plan is to enable employees of the Company and its affiliates to acquire or increase ownership interests in the Company so that they may participate in the long-term growth and financial success of the Company. It is intended that the ability to participate in such long-term growth will motivate such persons to perform at increasing levels of effectiveness and to use their best efforts to achieve the Company's business goals. The Stock Option/Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code and will provide employees with the opportunity to purchase shares of Common Stock through the automatic exercise, pursuant to the terms of the plan, of deemed grants of nonstatutory stock options. In addition, special provisions are incorporated in the plan with respect to employees in the United Kingdom, in order to provide employees in the United Kingdom with benefits from the plan which are more beneficial under applicable tax laws in the United Kingdom. The provisions applicable to the United Kingdom employees under the plan are further described under "-- Savings-Related Share Option Scheme" below.

DURATION AND MODIFICATION

  The Stock Option/Purchase Plan will terminate on December 31, 2000. The Board of Directors may amend or terminate the Stock Option/Purchase Plan at any time; provided that the Board of Directors may not, without stockholder approval, increase the number of shares which may be issued under the Stock Option/Purchase Plan or under the 1997 Offering (except in connection with a change in capitalization, as described below), amend the employee eligibility requirements or allow members of the Compensation Subcommittee to participate.

ADMINISTRATION

  The Stock Option/Purchase Plan is administered by a committee appointed by the Board of Directors, comprised of not less than two Board members. The Stock Option/Purchase Plan is presently administered by the Compensation Subcommittee. The interpretation and construction of any provision of the Stock Option/Purchase Plan is within the sole discretion of the Compensation Subcommittee, whose determination is final and binding. In addition, the Compensation Subcommittee has the ability to amend the Stock Option/Purchase Plan for the sole purpose of incorporating into the plan special provisions with respect to the participation of employees in jurisdictions outside of the United States.

ELIGIBILITY

  The Stock Option/Purchase Plan provides that any employee of the Company, and of such of its subsidiary corporations as may be designated from time to time by the committee which is administering the plan, who is classified as full-time or part-time and is regularly scheduled to work more than 20 hours per week is eligible to participate in the Stock Option/Purchase Plan, provided that the employee has completed 90 days of employment. Employees who own 5% or more of the total combined voting power or value of all classes of stock of the Company are not eligible to participate. Employees who meet the eligibility requirements after an Offering period has commenced may be permitted, in certain instances, to participate in that Offering, although, in general, employees only will be permitted to participate in Offerings which commence after the date on which they meet the eligibility requirements described above. A subsidiary corporation is generally defined in the Stock Option/Purchase Plan as any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The final Offering under the plan will terminate on December 31, 2000.

METHOD AND PRICE OF PURCHASE

  Under the Stock Option/Purchase Plan, four annual offerings (each, an "Offering") will be made by the Company, commencing on the effective date of the Stock Option/Purchase Plan (January 1, 1997), or as soon as practicable thereafter (or on any other such date as the Compensation Subcommittee may determine) and on each anniversary of the effective date for three years afterward. Each Offering will terminate on the December 31 following the Offering commencement date. Prior to any Offering commencement date, the Compensation Subcommittee may decide to divide each annual Offering into two six-month Offerings commencing, respectively, on January 1, 1997 or as soon as practicable thereafter (or on such other date as the Compensation Subcommittee may determine) and on the date which is six months later and on each anniversary of such dates thereafter and terminating, respectively, on the following June 30 and December 31. The Compensation Subcommittee will determine the maximum number of shares of Common Stock to be issued under the Stock Option/Purchase Plan during each annual Offering, except that, with respect to the 1997 Offering, the maximum number of shares to be issued will be 150,000. If a six-month Offering is made, the maximum number of shares to be issued shall be one-half of the number of shares determined by the Compensation Subcommittee for the annual period in which such six-month Offering falls, plus any unissued shares, whether or not offered, from the immediately preceding six-month Offering, if any.

  Each eligible employee may participate in the Stock Option/Purchase Plan with respect to any Offering by filing an election form authorizing a specified percentage rate of regular payroll deductions. The election form must be completed and filed on or before the date specified by the Compensation Subcommittee, which date will be prior to the applicable Offering commencement date. Eligible employees may elect payroll deductions in any amount from 1% to 10% of an employee's base pay in effect at the commencement date of the Offering. Generally, payroll deductions with respect to a participating employee will commence on the applicable Offering commencement date, when the employee's authorization for payroll deductions becomes effective, and will end on the applicable Offering termination date (unless sooner terminated by the participating employee, as described below). If an employee is paid on an hourly basis, base pay shall mean the employee's hourly rate of pay multiplied by the employee's regularly scheduled hours of work during the Offering. Payroll deductions will automatically be adjusted to reflect increases or decreases in an employee's base pay during the course of an Offering.

  All regular payroll deductions will be recorded and held in a non-interest bearing account established by the Company on behalf of each participating employee. The Company or the Compensation Subcommittee will appoint a custodian of the Stock Option/Purchase Plan to maintain custody of all amounts withheld as employee contributions (and to maintain custody of shares of Common Stock held under the plan).

  On the commencement date of each Offering, a participating employee will be deemed to have been granted an option by the Company to purchase a maximum number of shares of Common Stock equal to an amount determined by multiplying
(i) the percentage of the employee's base pay which the employee has elected to have withheld pursuant to a payroll deduction election (described above) by
(ii) the employee's base pay during the period of the Offering and then dividing this amount by (iii) 85% of the market value (described below) of a share of Common Stock on the Offering commencement date. The option which is deemed to be granted to an employee by the Company at the commencement of an Offering is not transferable (other than by will or the laws of descent) and can be exercised, during a participating employee's lifetime, only by the employee.

  For purposes of the Stock Option/Purchase Plan, an employee's base pay during the period of an Offering will be determined by multiplying his or her normal weekly rate of pay (as in effect on the last day prior to the day on which the Offering commences) by 52 or his or her hourly rate by 2,080, in the case of a one-year Offering, or by 26 or 1,040, respectively, in the case of a 6-month Offering. In the case of a part-time hourly employee, the employee's base pay during the period of the Offering will be determined by multiplying his or her hourly rate by the number of regularly scheduled hours of work for the employee during the Offering.

  A participating employee, at any time prior to the Offering termination date and for any reason, may withdraw, by written notice to the Company, from participation in the Stock Option/Purchase Plan, in which case the entire balance accumulated in the employee's account under the Stock Option/Purchase Plan will be paid to him or her as soon as practicable thereafter. Partial withdrawals will not be permitted. A participating employee's withdrawal from any Offering will not have any effect on his or her eligibility to participate in any later Offering. Although a participating employee may discontinue his or her participation in an Offering, the employee may not make any other change, including any change to the amount of his or her payroll deductions, with respect to that Offering. A participating employee who is on leave of absence, and is considered an employee for purposes of the plan, has the right to elect to withdraw the balance of his or her account, to discontinue contributions but continue to participate in the plan, or to remain a participant during the leave of absence by authorizing deductions to be made from payments by the Company to the employee during the leave of absence and, to the extent that such deductions are insufficient to meet the employee's authorized deductions, undertaking to make cash payments to the Stock Option/Purchase Plan at the end of each payroll period, as necessary.

  The accumulated amounts deducted from the employee's compensation during the course of an Offering will be used to purchase, automatically on the Offering termination date, the maximum number of whole and fractional shares of Common Stock which such amounts can purchase at the purchase price of the shares subject to the Offering. Each participating employee having elected payroll deductions under the Stock Option/Purchase Plan and having such funds in his or her account on the Offering termination date will be deemed to have been granted on the Offering commencement date, and to have exercised on the Offering termination date, the Option to purchase from the Company the number of whole and fractional shares of Common Stock which the employee's account balance will purchase as of the Offering termination date. All shares so purchased will be held in the employee's account by the custodian, and any excess cash representing authorized and unused payroll deductions in the participating employee's account will be returned to the employee.

  The purchase price (which is deemed to be the market value for purposes of the Stock Option/Purchase Plan) for each whole or fractional share of Common Stock will be the lower of (a) 85% of the closing price of a share of Common Stock on the Offering commencement date (or the nearest prior business day on which trading occurred on the exchange where the Company stock is listed or
(b) 85% of the closing price of a share of Common Stock on the Offering termination date (or the nearest prior business day on which trading occurred on the exchange where the Company stock is listed). For purposes of determining the purchase price of the shares covered by any Offering, if the shares of Common Stock are not admitted to trading on any such dates, then the purchase price will be determined by reference to the fair market value of the shares, as determined by the Compensation Subcommittee for such purpose.

  Under the Stock Option/Purchase Plan, all cash dividends paid on shares of Common Stock in a participating employee's account will be credited to the employee's account and automatically reinvested in additional shares of Common Stock at prevailing market prices. These shares will be credited to the participating employee's account along with any stock dividends issued as shares with respect to the Common Stock held in the account.

LIMITATION ON PURCHASES

  No employee may purchase, in any calendar year, shares of Common Stock which have an aggregate fair market value exceeding $25,000 as of the applicable Offering termination date(s).

WITHDRAWAL OF SHARES

  A participating employee, at any time, may instruct the Company to cause the transfer to him or her of whole shares of Common Stock credited to the employee's account under the Stock Option/Purchase Plan and to pay to him or her in cash any amounts representing fractional shares or to cause the sale of any such whole and fractional shares and remit to the employee the proceeds of the sale, net of any brokerage commissions or expenses associated with the sale of such shares.

TERMINATION OF EMPLOYMENT

  If a participating employee's employment terminates during the course of an Offering, such person will no longer be able to participate in the Stock Option/Purchase Plan or any current or future Offering (unless such person again meets the eligibility requirements at a later date after being reemployed). In the event of the termination of a participating employee's employment for any reason, including retirement (but excluding death or continuation of a leave of absence for a period longer than 90 days), the payroll deductions credited to the employee's account will be returned to the employee and any whole shares of Common Stock held in his or her account will be transferred to him or her (except that any fractional shares will be returned in cash); provided that the participant may elect to have any shares held in his or her account sold and the proceeds of such sale, net of any associated brokerage commissions or expenses, remitted to him or her. In the case of the participant's death subsequent to the termination of his or her employment, any amounts to be paid or transferred, as the case may be, shall be paid or transferred to the beneficiary designated by the employee pursuant to the terms of the Stock Option/Purchase Plan (as described below).

  Upon the termination of a participating employee's employment because of his or her death, the beneficiary designated by the employee pursuant to the terms of the Stock Option/Purchase Plan has the right to make an election, before the earlier of the next subsequent Offering termination date or the expiration of a period of 60 days commencing with the employee's date of death, (a) with respect to cash in the employee's account, either to withdraw all payroll deductions credited to the account since the most recent prior Offering termination date or to exercise the employee's option for the purchase of shares on the Offering termination date next following the employee's date of death for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in the employee's account as of his or her death will purchase at the applicable purchase price (any excess in the account is returnable to the beneficiary, without interest) or (b) with respect to shares of Common Stock held in the employee's account, either to have transferred to the beneficiary all of the whole shares credited to the account and any cash amounts representing fractional shares or to have the shares credited to the account sold and the proceeds, net of any associated brokerage commissions or expenses, remitted to the beneficiary. If the Company does not properly receive a beneficiary's written election notice, the beneficiary will be considered to have elected, in accordance with the terms of the plan, to exercise the participating employee's option and to have transferred to the beneficiary all whole shares of Common Stock credited to the employee's account and any cash representing fractional shares.

  Interest amounts will be payable with respect to cash distributions, but only with respect to an employee's payroll deductions that were never used to acquire whole or fractional shares of Common Stock.

LEAVE OF ABSENCE

  For purposes of participation in the Stock Option/Purchase Plan, a person on leave of absence will be considered to have continued as an employee for the first 90 days of the leave of absence. A participating employee on leave of absence will continue to participate in the Stock Option/Purchase Plan, subject to the employee's election, so long as he or she is on continuous leave of absence. An employee's employment shall be deemed to have terminated at the close of business on the 90th day of the leave unless the employee returns to regular employment prior to that time. Termination by the Company of any employee's leave of absence, other than as a result of the employee's return to regular employment, will terminate the employee's participation in the Stock Option/Purchase Plan and his or her right to exercise any outstanding option.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

  In the event that certain changes in the capitalization of the Company occur as a result of certain events, such as a reorganization, merger, recapitalization, reclassification, stock split, stock dividend or similar transaction, appropriate adjustments may be made by the Compensation Subcommittee in the number and/or kind of shares which are subject to purchase under outstanding options and any Offering and in the option exercise price applicable to the outstanding options and with respect to any shares held in accounts of participating employees. For example, adjustment may be made in the exercise price of and the number of shares covered by outstanding options, and in the number of shares available for issuance under the Stock Option/Purchase Plan. Special provisions also will apply where a merger, consolidation, reorganization or other transaction occurs and the Company will not remain in existence after the transaction occurs.

TAX INFORMATION

  The Federal tax consequences of options that may be granted under the Stock Option/Purchase Plan are complex and subject to change. The following discussion is only a brief summary of the general U.S. Federal income tax rules currently in effect which are applicable to stock options.

  Under the Stock Option/Purchase Plan, an employee who elects to participate by filing a payroll deduction authorization form with the Company, will be granted options to purchase shares of Common Stock under the applicable annual Offering. Unless the employee elects to discontinue participation, the options which are granted to him or her as of the applicable Offering commencement date will be automatically exercised, resulting in the employee's acquisition of the underlying shares of Common Stock on the Offering termination date. Because the Stock Option/Purchase Plan is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Code, income will not be realized by the employee when the shares of Common Stock are transferred to him or her upon the automatic exercise of the options.

  Section 423 imposes a statutory holding period on shares of Common Stock acquired under the Stock Option/Purchase Plan. The statutory holding period is the later of two years from the date an option is granted under the Stock Option/Purchase Plan or one year from the date on which shares are transferred to the employee pursuant to the exercise of the option. The disposition by an employee of shares acquired pursuant to the Stock Option/Purchase Plan will, in most cases, result in the employee's recognition of ordinary income and a capital gain or loss in the year of the disposition. An employee will generally be considered to have disposed of shares if he or she sells, exchanges, makes a gift of or transfers legal title to such shares (except by pledge, in certain non-taxable exchanges, a transfer in insolvency proceedings, incidental to a divorce, or upon death).

  The amount of ordinary income recognized upon a disposition of shares of Common Stock depends on whether the shares were disposed of before or after the expiration of the statutory holding period. If an employee disposes of his or her shares after the expiration of the statutory holding period or upon the employee's death while holding such shares, the employee must include in his or her ordinary income an amount equal to the lesser of (i) the difference between the fair market value of the optioned stock on the date that the option was granted and the option exercise price or (ii) the difference between the optioned stock's fair market value at the time of disposition or death and the option exercise price paid. The Company will not be entitled to a corresponding tax deduction with respect to a disposition of shares after the expiration of the holding period.

  Upon an employee's disposition of the shares of Common Stock acquired under the Stock Option/Purchase Plan prior to the expiration of the statutory holding period, the employee must include in ordinary income for the year in which the disposition occurs an amount equal to the difference between the optioned stock's fair market value on the date of exercise and the option exercise price. In this event, the Company will be entitled to a corresponding deduction from income equal to the amount the employee is required to include in his or her ordinary income as a result of the disposition.

  The amount of the capital gain or loss to be recognized upon the disposition of shares of Common Stock acquired under the Stock Option/Purchase Plan is equal to the difference between the amount received by the employee for the shares and the employee's basis in the shares. An employee's initial basis in shares acquired under the Stock Option/Purchase Plan is the option exercise price. However, for purposes of calculating the employee's capital gain or loss on a subsequent disposition of such shares, the employee's basis in the shares will be adjusted by the amount of any ordinary income recognized by the employee due to such disposition. Any gain or loss resulting from the disposition will be recognized as a short or long term capital gain or loss, depending on the length of time the shares were held by the employee.

  Dividends paid on shares held under the Stock Option/Purchase Plan will be taxable for income tax purposes, whether paid in cash or automatically invested in additional shares of Common Stock. In addition, to the extent applicable, the Company will make such provision as it deems appropriate for the withholding or payment of income tax withholding, Social Security taxes, and other employment taxes.

SAVINGS-RELATED SHARE OPTION SCHEME

  The following is a summary of the principal terms of the DePuy Inc. Savings-Related Share Option Scheme as applicable to employees of DePuy International. Full-time "directors" and all employees of the Company and of any designated subsidiary are eligible to participate in the Scheme, provided they have been employed by the Company and its affiliates for a minimum continuous period set by the Company, but not to exceed five years. No minimum period will be set with respect to the initial grant of options. Options may be offered at any time, but must be offered to all eligible "directors" and employees. Options will be granted at a price which represents not less than 85% of the closing price of a share (as published in the Wall Street Journal) two trading days prior to the date on which employees are offered the opportunity to apply for options under the Scheme. Options must be granted to applicants within the 30 day period following the invitation date.

  An individual who applies for an option under the Scheme must enter into a savings contract approved by Inland Revenue, the relevant tax authority in the United Kingdom. Under the saving contract, qualifying employees agree to make monthly savings contributions of fixed amounts of not less than (Pounds)5 and not more than (Pounds)250 for a period of three, five or seven years. Shares may only be acquired under the Scheme with the proceeds of this contract. At the end of the savings term, a tax-free bonus will be added to the participant's savings. The bonus may be an amount up to an additional 18 months of payments (depending on the duration of the savings contract). When applying for an option, an individual must specify the amount (in pounds sterling) he or she is willing to pay under the savings contract. The amount of the repayment on the maturity of the savings contract will be converted into U.S. dollars at the exchange rate on the maturity date. The amount of U.S. dollars resulting from the conversion of the participant's savings will determine the maximum number of shares that may be acquired on the exercise of the option.

  An option granted under the Scheme may normally only be exercised once the optionholder has completed his or her savings contract. However, options may be exercised early in certain specified events, including death and termination of employment due to injury disability, redundancy or retirement. In the case of death, options may generally be exercised within the following twelve months and in other cases, options may generally be exercised within the six month period after termination of employment.

  The maximum number of shares for which options to subscribe may be granted under the Scheme on any day will be determined by the Compensation Subcommittee from time to time.

  The principal terms of the Scheme may be amended to the advantage of current or potential optionholders only with the approval of the Company's stockholders. Stockholder approval, however, is not required for minor changes to benefit the administration of the Scheme or for amendments made to obtain or maintain favorable tax treatment for Scheme participants.

  Optionholders generally pay no taxes on their gain at the time of the exercise of an option. There may, however, be a capital gains tax payable if the individual exemption amount is exceeded and in certain instances income taxes may be payable if an option is exercised within three years of the date of grant for reasons other than an exercise upon death or termination of employment due to redundancy, injury, disability or retirement.

NEW PLAN BENEFITS

  It cannot be determined at this time what benefits or amounts, if any, will be received by or allocated to any person or group of persons under the Stock Option/Purchase Plan if the plan is adopted or what benefits or amounts would have been received by or allocated to any person or group of persons for the last fiscal year if the Stock Option/Purchase Plan had been in effect.

                                PROPOSAL NO. 4

         APPROVAL OF THE SENIOR EXECUTIVE INCENTIVE COMPENSATION PLAN

  The Board of Directors of the Company adopted, effective as of January 1, 1997 and subject to stockholder approval, the Incentive Plan. The purpose of the Incentive Plan is to provide annual incentive compensation to designated senior executives of the Company, based on the achievement of established performance goals, as well as to encourage senior executives to remain in the employ of the Company and to attract and motivate new senior executives. Under
Section 162(m) of the Code, it also is necessary to obtain stockholder approval to ensure that certain types of compensation, including performance-based compensation payable under the Incentive Plan, will qualify as performance-based compensation for purposes of Code Section 162(m) so that such compensation will be fully tax deductible to the Company.

  THE BOARD OF DIRECTORS UNANIMOUSLY ADOPTED AND RECOMMENDS THAT THE STOCKHOLDERS APPROVE THE INCENTIVE PLAN AND THE PERFORMANCE GOALS SET FORTH THEREIN UNDER WHICH THE INCENTIVE COMPENSATION IS TO BE PAID TO EXECUTIVE OFFICERS OF THE COMPANY PURSUANT TO THE PLAN.

  UNLESS OTHERWISE INDICATED, THE ACCOMPANYING FORM OF PROXY WILL BE VOTED FOR THE PROPOSAL TO EFFECT THE ADOPTION OF THE INCENTIVE PLAN DESCRIBED HEREIN. THE AFFIRMATIVE VOTE OF HOLDERS OF A MAJORITY OF THE SHARES OF THE COMMON STOCK PRESENT IN PERSON OR BY PROXY AT THE MEETING IS REQUIRED FOR APPROVAL OF THE INCENTIVE PLAN. THE CORANGE STOCKHOLDERS, WHO HOLD MORE THAN A MAJORITY OF THE OUTSTANDING SHARES OF THE COMPANY'S COMMON STOCK, HAVE ADVISED THE COMPANY THAT THEY INTEND TO VOTE IN FAVOR OF THE PROPOSAL.

PURPOSE OF THE PLAN

  The purpose of the Plan is to provide annual amounts of incentive compensation in cash to certain senior management of the Company who are in a position to make a material contribution to the successful operation of the Company's business, as shall be determined each year by the Compensation Subcommittee. By enabling such persons to receive incentive compensation as described herein, such persons will be able to participate in the financial success of the Company, and it is intended that the Incentive Plan will motivate such persons, by means of performance-related incentives, to achieve the Company's business goals. The Incentive Plan also has been established to make certain that amounts payable under the plan are deductible to the Company for Federal income tax purposes in accordance with Section 162(m) of the Code, which denies certain tax deductions for annual compensation paid to the Company's Chief Executive Officer and the next four highest paid executives which is in excess of $1 million in any year. Certain types of compensation, including "qualified performance-based compensation" are excluded from this deduction limitation. The Incentive Plan has been adopted to meet the requirements of Section 162(m) of the Code so that amounts payable under the plan will be fully tax deductible to the Company. By approving the Incentive Plan, the stockholders also will be approving the material terms of the performance measures, eligibility requirements and annual bonus limits contained in the plan.

DURATION AND MODIFICATION

  The Incentive Plan does not have a predetermined period over which it will remain in existence. The Board of Directors of the Company may at any time suspend or terminate the Incentive Plan or make such modifications to the Incentive Plan with respect to future performance periods, as it may deem advisable. No amendments which are expected to materially increase amounts which may be payable under the Incentive Plan to those senior executives who are subject to Section 162(m) of the Code may be made unless such measures as the Compensation Subcommittee shall determine for the increased benefits to be deductible under Section 162(m) shall have been taken.

ADMINISTRATION

  The Plan is administered by the Compensation Subcommittee, which consists of not less than two members of the Board of Directors who are "outside directors" within the meaning of Section 162(m) of the Code.

ELIGIBILITY

  The Compensation Subcommittee shall in its sole discretion determine the "senior executives" eligible to participate in the Incentive Plan each year. The "senior executives" of the Company shall mean (i) the

Company's chief executive officer and the executives of the Company or its affiliates (as determined by the Compensation Subcommittee) who report directly to the chief executive officer and (ii) the presidents of the divisions of the Company or its affiliates who report directly to the Company's chief operating officer. There are currently 9 senior executives who have been designated to participate in the Incentive Plan.

PLAN FEATURES

  Performance Goals. The Incentive Plan provides for the payment of annual cash bonuses to senior executives designated as described above, which payments are conditioned upon the attainment of pre-established performance goals measured over a "performance period" which corresponds to each calendar year (commencing with calendar year 1997). The performance goals must be established in writing by the Compensation Subcommittee within the first 90 days of each year and are determined by reference to the earnings per share of the Company's Common Stock at the end of each performance period.

  Target Incentives. During the first 90 days of each year the Compensation Subcommittee will establish minimum threshold, target and maximum amounts of earnings per share, the attainment of which will determine the percentage of a participating senior executive's base pay earned during the performance period that will be awarded as a cash bonus to the employee if the preestablished level of earnings per share is attained as of the end of the relevant performance period. In the case of the Company's chief executive officer and chief operating officer, the cash bonus payable under the Incentive Plan with respect to any performance period will be: (i) 30% of base pay if the minimum threshold earnings per share is attained, (ii) 60% of base pay if the target level of earnings per share is attained and (iii) 90% of base pay if the maximum earnings per share level is attained. In the case of all other senior executives participating in the Incentive Plan, the cash bonus payable under the Incentive Plan with respect to any performance period will be: (i) 25% of base pay if the minimum threshold earnings per share is attained, (ii) 50% of base pay if the target earnings per share level is attained and (iii) 75% of base pay if the maximum earnings per share level is attained. No payments under the Incentive Plan are made with respect to any year in which less than the minimum threshold level of earnings per share is attained.

  The maximum annual cash bonus that could be payable under the Incentive Plan to any covered individual with respect to any performance period is the lesser of (i) 90% of the base pay earned during the performance period in the case of the Company's chief executive officer and chief operating officer and 75% of base pay earned during the performance period in the case of each other senior executive of the Company or (ii) $700,000.

  Certain Adjustments. In determining earnings per share for any performance year, certain adjustments may be made to the earnings per share that are reported to the Company's stockholders. In this regard, for example, the earnings per share reported to stockholders is based on the average number of shares outstanding during the last quarter of the performance year. For purposes of the Incentive Plan, however, it was determined as more accurate to adjust such earnings so that they will be based on the actual number of shares outstanding at the end of the performance year. Certain other adjustments may be made to disregard losses from discontinued operations and extraordinary losses, as well as to reflect changes in accounting principles, the effects of acquisitions and divestitures not previously accounted for when the performance criteria were established and other unusual, nonrecurring items of loss that are separately identified and quantified in the Company's audited financial statements. Pro rata adjustments also will be made to reflect changes in the Company's capital structure. The Compensation Subcommittee also shall have the discretion to reduce or eliminate any amounts otherwise payable under the Incentive Plan. No adjustment described above will be made, however, if the adjustment would cause any amounts awarded under the Incentive Plan to fail to be treated as qualified performance-based compensation under Section 162(m) of the Code.

  Payment of Incentive Compensation. The determination of whether any amounts are payable under the Incentive Plan is made by the Compensation Subcommittee, which shall certify in writing, and before any amounts under the Incentive Plan are paid, the amounts that are payable with respect to each participating senior executive during each performance period. All payments from the Incentive Plan shall be made in cash.

CHANGE IN CONTROL

  In the case of a change in control (as defined in the Incentive Plan), a participant will receive, as soon as practicable following the earlier of the participant's termination of employment or the end of the calendar year in which the change in control occurs, not less than the incentive award that the participant would have received had the target earnings per share level with respect to such year been attained.

NEW PLAN BENEFITS

  It cannot be determined at this time what benefits or amounts, if any, will be received by or allocated to any person or group of persons under the Incentive Plan if the Incentive Plan is adopted or what benefits or amounts would have been received by or allocated to any person or group of persons for the last fiscal year if the Incentive Plan had been in effect.

                                PROPOSAL NO. 5

                             SELECTION OF AUDITORS

  Price Waterhouse LLP served as independent public accountants of the Company for the fiscal year 1996 and has been selected by the Board of Directors to serve as the Company's independent public accountants for the fiscal year 1997. A representative of Price Waterhouse LLP is expected to be present at the Meeting, who will have an opportunity to make a statement if such representative desires to do so, and will be available to respond to appropriate questions by stockholders. Although stockholder ratification of the Board's selection of the Company's independent certified public accountants is not legally required, management and the Board feel the stockholders should have this right. In the event a majority of votes cast are not voted in favor of Price Waterhouse LLP, the Board of Directors will consider selecting another accounting firm.

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS APPROVE THE APPOINTMENT OF THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

  UNLESS OTHERWISE INDICATED, THE ACCOMPANYING FORM OF PROXY WILL BE VOTED FOR THE PROPOSAL TO APPROVE THE APPOINTMENT OF THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS. APPROVAL OF THE PROPOSAL REQUIRES AN AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF THE COMPANY'S COMMON STOCK PRESENT AT THE MEETING, IN PERSON OR BY PROXY, AND ENTITLED TO VOTE. THE CORANGE STOCKHOLDERS, WHO HOLD MORE THAN A MAJORITY OF THE OUTSTANDING SHARES OF THE COMPANY'S COMMON STOCK, HAVE ADVISED THE COMPANY THAT THEY INTEND TO VOTE IN FAVOR OF THE PROPOSAL.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Prior to the initial public offering of the Company's Common Stock in October 1996, the DePuy business was operated as the orthopaedic division of Corange, and those entities within the Corange group which were engaged (or partly engaged) in the DePuy business were held by a number of different entities in the Corange group. As a result of a pre-offering reorganization,
(i) the non-U.S. entities (or, in certain cases, the assets thereof) which were involved in the DePuy business were transferred to CUSHI, the top holding company in the Corange U.S. consolidated group, (ii) Boehringer Mannheim Corporation ("BMC"), the U.S. operating subsidiary of the Boehringer Mannheim companies (which are under common control with the DePuy companies), was transferred outside CUSHI U.S. consolidated group, and (iii) CUSHI was reincorporated in Delaware through a reincorporation merger of CUSHI, the Company's predecessor, into the Company, a newly formed Delaware holding company.

  As part of the pre-offering reorganization, in connection with the transfer of the shares of BMC out of the CUSHI consolidated group, Pharminvest S.A., a wholly-owned indirect subsidiary of Corange, cancelled outstanding indebtedness of CUSHI to Pharminvest S.A. in the amount of $496.9 million and made a cash payment to CUSHI in the amount of $43.1 million, a portion of such aggregate amount constituting payment to CUSHI for the BMC stock at its appraised fair market value, with the remaining portion being a capital contribution to CUSHI and (to a nominal extent) additional debt extended to CUSHI.

  Various subsidiaries of the Company have issued promissory notes in favor of non-DePuy entities in the Corange group. Those notes call for the payment of various rates of interest. Such notes involve an aggregate indebtedness of $70.5 million. Of such amount, a total of $24.8 million in principal amount was paid in 1996. A total of $30.3 million will become due in 1997 and $15.4 million in the year 1999.

  The Company and BMC jointly insure the first level of their Product Liability and Completed Operations Insurance coverage with Bellago Insurance Limited of Hamilton, Bermuda ("Bellago"), a wholly-owned subsidiary of Corange. Pursuant to a policy effective November 15, 1994, Bellago extends to the Company defense and indemnity protection for claims arising from occurrences for which the Company is, or might be alleged to be, liable to third parties during the period June 1, 1986 through May 31, 1994 and defense and indemnity protection for all claims brought against the Company and/or BMC during the period June 1, 1994 through May 31, 1995. The policy was renewed in both 1995 and 1996. The policy provides for insurance of $2.0 million per occurrence, $5.0 million per group of related claims and $10.0 million in the aggregate annually. The limit of coverage during each policy period corresponds with, and is equal to, that amount of potential liability which is not covered by insurance coverage from other insurance companies. Claims of DePuy and BMC in excess of the stated limits of the Bellago policy are currently insured through policies with such other insurance companies.

  The Company has a tax allocation and indemnity agreement with Corange and BMC which, among other things, requires Corange and BMC to indemnify the Company with respect to tax liabilities of the Corange group for periods prior to the consummation of the Company's initial public offering (except for tax liabilities of the Company and other DePuy group entities), and requires Corange to indemnify the Company with respect to tax liabilities arising as a result of the pre-offering reorganization of the DePuy group. Under the agreement, the Company is generally responsible for taxes imposed on the Company and other DePuy group entities in cases where separate tax returns have been, or will be, filed and for the Company's allocable share of tax liabilities in cases where consolidated, combined or unitary tax returns have been, or will be, filed with the Corange group (except for tax liabilities arising as a result of the DePuy group pre-offering reorganization, which are subject to indemnification by Corange, as discussed above). The agreement provides Corange and BMC certain rights with respect to the filing of tax returns and, generally, the right to control tax contests which involve, in whole or in part, taxes for which Corange and BMC are obligated to indemnify the Company.

  Corange is party to a Note Purchase Deed dated December 22, 1993, as amended (the "Debt Facility"). The Debt Facility, which is unsecured, requires Corange to retain direct or indirect ownership of at least 65% of the Company's voting stock. The Debt Facility contains covenants which limit aggregate borrowings by all entities within the Corange group, absent a consent from the lenders under the facility. All borrowings by Corange and its direct and indirect subsidiaries, including the Boehringer Mannheim companies and the DePuy companies, would be aggregated for purposes of determining whether such aggregate limit on borrowings has been exceeded. The notes issued under the Debt Facility have varying maturity dates, ranging from the year 2003 to the year 2008. Corange may repay such notes at any time, subject to certain conditions. The covenants contained in the Debt Facility will continue to apply as long as any notes remain outstanding under the Debt Facility.

  The Company funds, pursuant to an oral arrangement, ongoing research being conducted by BMC in Indianapolis, Indiana. This arrangement involves research performed by BMC relating to orthobiologic materials that might be used in regeneration of human bone and cartilage, cell therapies and tissue engineering. DePuy will have exclusive rights to all intellectual property developed from the research. The arrangement began in 1992 and continues to the present. From the beginning of this project through the end of 1996, the Company spent approximately $2.4 million in the aggregate.

  To manage foreign exchange risks associated with operations outside the U.S., the Company's subsidiaries have, and will for the immediate future enter into, foreign currency exchange contracts with Corange to reduce exposure to exchange rate movements.

  DePuy, Mexico, S.A. de C.V., the Company's subsidiary in Mexico, in 1996 entered into a two-year Shared Services Agreement with Farmaceuticas Lakeside SA de CV ("Lakeside"), the Mexican subsidiary affiliated with the Boehringer Mannheim business of the Corange group, which, among other things, requires Lakeside to provide office and warehouse space, clerical assistance and general administrative services, including accounting and bookkeeping services, in exchange for a fee equal to 110% of the direct and indirect costs of furnishing the services.

  The Company and the Corange Stockholders have entered into a Registration Rights Agreement, pursuant to which the Corange Stockholders have the right (which right is assignable in connection with any non-public sale of shares) to require the Company to file one or more registration statements with the Commission registering, for resale to the public, the shares of Common Stock held by the Corange Stockholders.

                                 MISCELLANEOUS

  Any proposal of an eligible stockholder intended to be presented at the next Annual Meeting of Stockholders of the Company must be received by the Secretary of the Company by December 1, 1997 to be eligible for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

  The Annual Report to Stockholders for the fiscal year ended December 31, 1996 is being mailed to stockholders simultaneously with this Proxy Statement.

                                          By order of the Board of Directors,

                                          Steven L. Artusi
                                          Secretary

Warsaw, Indiana
March 24, 1997

                                                                        ANNEX A

                                  DEPUY, INC.

                          1996 EQUITY INCENTIVE PLAN

  SECTION 1. PURPOSE. The purpose of the DePuy, Inc. 1996 Equity Incentive Plan is to promote the interests of DePuy, Inc. and its stockholders by (i) attracting and retaining exceptional executive personnel, other key employees, consultants and sales representatives of the Company and its Affiliates; (ii) attracting and retaining non-employee advisors to serve on the Board of Directors of the Company; and (iii) enabling such persons to participate in the long-term growth and financial success of the Company.

  SECTION 2. DEFINITIONS. As used in the Plan, the following terms shall have the meanings set forth below:

    "Affiliate" shall mean (i) any entity that, directly or indirectly, is controlled by or under common control with the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

    "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Performance Award, Phantom Stock Unit or other stock-based award as herein provided.

    "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may be required to be executed or acknowledged by a Participant.

    "Board" shall mean the Board of Directors of the Company.

    "Change in Control" shall be deemed to have occurred if: (i) any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, an Affiliate, any trustee or other fiduciary holding securities under any employee benefit plan of the Company or an Affiliate, or any Company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; (ii) during any period of two consecutive years (not including any period prior to the adoption of the Plan), individuals who at the beginning of such period constitute the Board of Directors, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii), or (iv) of this paragraph whose election by the Board of Directors or nomination for election by the Company stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation which is not an Affiliate, other than a merger that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company or an Affiliate (or similar transaction) in which no person acquires more than 30% of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets. If any of the events enumerated in clauses (i) through (iv) occur, the Board shall determine the effective date of the Change in Control resulting therefrom, for purposes of the Plan.

    "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

    "Committee" shall mean a committee of the Board designated by the Board to administer the Plan and composed of not less than the minimum number of persons from time to time required by Rule 16b-3 and Section 162(m) of the Code, each of whom, to the extent necessary to comply with Rule 16b-3 and Section 162(m) of the Code only, is a "disinterested person" and an "outside director" within the meaning of Rule 16b-3 and Section 162(m) of the Code, respectively. Until otherwise determined by the Board, the Compensation Committee designated by the Board shall be the Committee under the Plan.

    "Company" shall mean DePuy, Inc., a Delaware corporation, and its successors and assigns.

    "Consultant" shall mean a person who has agreed to perform consulting services on behalf of the Company or an Affiliate.

    "Director" shall mean a member of the Board.

    "Employee" shall mean an employee of the Company or of any Affiliate.

    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

    "Executive Officer" shall mean, at any time, an individual who is an executive officer of the Company within the meaning of Exchange Act Rule 3b-7 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time, or who is an officer of the Company within the meaning of Exchange Act Rule 16a-l(f) as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

    "Fair Market Value" shall mean, except as otherwise set forth herein, the fair market value of the property or other item being valued, as determined by the Committee in its sole discretion.

    "Incentive Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

    "Net After-Tax Amount" shall mean the net amount of compensation, assuming for this purpose only that all vested Awards and other forms of compensation subject to vesting upon such Change of Control are exercised upon such Change in Control, to be received (or deemed to have been received) by such Participant in connection with such Change of Control under any award agreement and under any other plan, arrangement or contract of the Company to which such Participant is a party, after giving effect to all income and excise taxes applicable to such payments.

    "Non-Employee Director" shall mean a member of the Board who is not a full-time employee of the Company.

    "Non-Qualified Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option.

    "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option and shall include a Restoration Option.

    "Other Stock-Based Award" shall mean any right granted under Section 11 of the Plan.

    "Participant" shall mean any Employee, Sales Representative, or Consultant selected by the Committee to receive an Award under the Plan or any Non-Employee Director who receives an Award pursuant to Section 12 of the Plan.

    "Performance Award" shall mean any right granted under Section 10 of the Plan.

    "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

    "Phantom Stock Unit" shall mean a hypothetical Share which is cancelled by the delivery of an actual Share or, in the discretion of the Company, by the payment of cash (or a combination of cash and Shares) in an amount equal to the Fair Market Value of a Share on the date of surrender.

    "Plan" shall mean this DePuy, Inc. 1996 Equity Incentive Plan as the same shall be amended, revised or terminated from time to time.

    "QDRO" shall mean a domestic relations order meeting such requirements as the Committee shall determine, in its sole discretion.

    "Restoration Option" shall mean an Option granted pursuant to Section 6(f) of the Plan.

    "Restricted Stock" shall mean any Share granted under Section 8 of the Plan.

    "Restricted Stock Unit" shall mean any unit granted under Section 8 of the Plan.

    "Rule 16b-3" shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

    "Sales Representative" shall mean any individual who acts as an independent sales representative and/or distributor for the Company and/or Affiliate.

    "SEC" shall mean the Securities and Exchange Commission or any successor thereto and shall include the staff thereof.

    "Shares" shall mean shares of the common stock of the Company, or such other securities of the Company as may be designated by the Committee from time to time.

    "Stock Appreciation Right" shall mean any right granted under Section 7 of the Plan.

    "Substitute Awards" shall mean Awards granted in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.

SECTION 3. ADMINISTRATION.

  (a) Authority of Committee. The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and discretionary authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to eligible persons and the rights of Participants to such Awards; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (vi) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

  (b) Committee Discretion Binding. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any stockholder and any Employee.

SECTION 4. SHARES AVAILABLE FOR AWARDS.

  (a) Shares Available. Subject to adjustment as provided in Section 4(b), the number of Shares with respect to which Awards may be granted under the Plan shall be equal to 9,485,069. The maximum number of Shares with respect to which Options and Stock Appreciation Rights may be granted under the Plan to any individual in any calendar year shall be equal to 1,000,000 Shares. If, after the effective date of the Plan, any Shares covered by an Award granted under the Plan or by an award granted under any prior stock award plan of the Company, or to which such an Award or award relates, are forfeited, or if such an Award or award is settled for cash or otherwise terminates or is canceled for any reason without the delivery of Shares, then the Shares covered by such Award or award, or to which such Award or award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such settlement, forfeiture, termination or cancellation, shall again become Shares with respect to which Awards may be granted. In the event that any Option or other Award granted hereunder or any award granted under any prior stock award plan of the Company is exercised through the delivery of Shares, or in the event that withholding tax liabilities arising from such Award or award are satisfied by the withholding of Shares by the Company, the number of Shares available for Awards under the Plan shall be increased by the number of Shares so surrendered or withheld.

  (b) Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, (ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, in each case, that, with respect to Awards of Incentive Stock Options, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code, as from time to time amended.

  (c) Substitute Awards. Any Shares underlying Substitute Awards shall not be counted against the Shares available for Awards under the Plan.

  (d) Source of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

SECTION 5. ELIGIBILITY. The following persons shall be eligible to participate in the Plan:

    (a) any employee, including any officer or employee-director of the Company or an Affiliate who is not a member of the Committee;

    (b) any Sales Representative of the Company or an Affiliate;

    (c) any Consultant of the Company or an Affiliate; and

    (d) any Non-Employee Director.

SECTION 6. STOCK OPTIONS.

  (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete discretion and authority to determine the Employees, Sales Representatives and Consultants to whom Options shall be granted, the number of Shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the discretion and authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute.

  (b) Exercise Price. Subject to the requirement set forth in Section 6(e) the Committee in its sole discretion shall establish the exercise price at the time each option is granted.

  (c) Term. Subject to the provisions of the Plan, the term of any Option granted hereunder shall be 10 years from the date of grant.

  (d) Exercise. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Committee may impose such conditions with respect to the exercise of options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable.

  (e) Payment. No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefor is received by the Company. Such payment may be made in cash, or its equivalent, or, if and to the extent permitted by the Committee, by exchanging Shares owned by the optionee (which are not the subject of any pledge or other security interest), or by the delivery of irrevocable instructions to a broker dealer pursuant to procedures approved by the Committee to sell Shares to be received upon exercise of an Option and to remit the proceeds to the Company, or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such option price.

  (f) Restoration Options. In the event that any Participant delivers Shares in payment of the exercise price of any Option granted hereunder in accordance with Section 6(d) or of any option granted under a prior stock award plan of the Company, or in the event that the withholding tax liability arising upon exercise of any such Option or option by a Participant is satisfied through the withholding by the Company of Shares otherwise deliverable upon exercise of the Option or option, the Committee shall have the authority to grant or provide for the automatic grant of a Restoration Option to such Participant. The grant of a Restoration Option shall be subject to the satisfaction of such conditions or criteria as the Committee in its sole discretion shall establish from time to time. A Restoration Option shall entitle the holder thereof to purchase a number of shares equal to the number of such Shares so delivered or withheld upon exercise of the original Option or option. A Restoration Option shall have a per share exercise price of not less than 100% of the per Share Fair Market Value of the date of grant of such Restoration Option and such other terms and conditions as the Committee in its sole discretion shall determine.

SECTION 7. STOCK APPRECIATION RIGHTS.

  (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete discretion and authority to determine the eligible persons to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Stock Appreciation Right Award, the grant price thereof and the conditions and limitations applicable to the exercise thereof. Stock Appreciation Rights may be granted in tandem with another Award, in addition to another Award or freestanding and unrelated to another Award. Stock Appreciation Rights granted in tandem with or in addition to an Award may be granted either at the same time as the Award or at a later time. Stock Appreciation Rights shall not be exercisable earlier than six months after grant and shall have a grant price as determined by the Committee on the date of grant.

  (b) Exercise and Payment. A Stock Appreciation Right shall entitle the Participant to receive an amount equal to the excess of the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right over the grant price thereof, provided that the Committee may for administrative convenience determine that, with respect to any Stock Appreciation Right that is not related to an Incentive Stock Option and that can only be exercised for cash during limited periods of time in order to satisfy the conditions of Rule 16b-3, the exercise of such Stock Appreciation Right for cash during such limited period shall be deemed to occur for all purposes hereunder on the day during such limited period on which the Fair Market Value of the Shares is the highest. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted prior to such determination as well as Stock Appreciation Rights thereafter granted. The Committee shall determine whether a Stock Appreciation Right shall be settled in cash, Shares or a combination of cash and Shares.

  (c) Other Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine, at or after the grant of a Stock Appreciation Right, the term, methods of exercise, methods and form of settlement, and any other terms and conditions of any Stock Appreciation Right. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted or exercised prior to such determination as well as Stock Appreciation Rights granted or exercised thereafter. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

SECTION 8. RESTRICTED STOCK AND RESTRICTED STOCK UNITS.

  (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete discretion and authority to determine the eligible persons to whom Shares of Restricted Stock and Restricted Stock Units shall be granted, the number of Shares of Restricted Stock and/or the number of Restricted Stock Units to be granted to each Participant, the duration of the period during which, and the conditions under which, the Restricted Stock and Restricted Stock Units may be forfeited to the Company, and the other terms and conditions of such Awards. The maximum number of shares of Restricted Stock available under the Plan will be 350,000.

  (b) Transfer Restrictions. Shares of Restricted Stock and Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered, except, in the case of Restricted Stock, as provided in the Plan or the applicable Award Agreements. Certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. Upon the lapse of the restrictions applicable to such Shares of Restricted Stock, the Company shall deliver such certificates to the Participant or the Participant's legal representative.

  (c) Payment. Each Restricted Stock Unit shall have a value equal to the Fair Market Value of a Share. Restricted Stock Units shall be paid in cash, Shares, other securities or other property, as determined in the sole discretion of the Committee, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the Applicable Award Agreement.

  (d) Dividends and Distributions. Dividends and other distributions paid on or in respect of any Shares of Restricted Stock may be paid directly to the Participant, or may be reinvested in additional Shares of Restricted Stock or in additional Restricted Stock Units, as determined by the Committee in its sole discretion.

SECTION 9. PHANTOM STOCK UNITS.

  (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete discretion and authority to determine the eligible persons to whom Phantom Stock Units shall be granted, the number of Phantom Stock Units to be granted to each Participant, the duration of the period during which, and the conditions under which, the Phantom Stock Units may be forfeited to the Company and the other terms and conditions of such Awards.

  (b) Surrender. Each Award Agreement with respect to a Phantom Stock Unit shall specify the date on which the Phantom Stock Unit shall be surrendered, and thereby cancelled by delivery of a Share with respect thereto, subject to such terms and conditions as the Committee may specify, in its sole discretion, in the applicable Award Agreement or thereafter. The date on which the Phantom Stock Units shall be surrendered may be accelerated upon the occurrence of certain events, as determined by the Committee in its sole discretion and as set forth in the applicable Award Agreement.

  (c) Dividends and Distributions. Payments may be made to Participants who have been awarded Phantom Stock Units in an amount equal to dividends and other distributions paid on or in respect of an equivalent number of Shares. Such payments may be paid directly to the Participant or may be reinvested in additional Phantom Stock Units, as determined by the Committee in its sole discretion.

SECTION 10. PERFORMANCE AWARDS.

  (a) Grant. The Committee shall have sole and complete authority to determine each eligible person who shall receive a "Performance Award," which shall consist of a right that is (i) denominated in cash or Shares, (ii) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine.

  (b) Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award.

  (c) Payment of Performance Awards. Performance Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the Committee, on a deferred basis.

  SECTION 11. OTHER STOCK-BASED AWARDS. The Committee shall have the discretion and authority to grant to eligible persons an "Other Stock-Based Award," which shall consist of any right that is (i) not an Award described in Sections 6 through 10 above and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities or rights convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award.

SECTION 12. NON-EMPLOYEE DIRECTOR.

  (a) Automatic Grant. Notwithstanding the authority set forth in Section 3(a) or any other provision of the Plan, the Committee shall have no power to determine eligibility for grants of Non-Qualified Options or the number of Shares for which Non-Qualified Options may be granted or the timing or exercise price of Non-Qualified Options with respect to any Non-Employee Director. Grants of Non-Qualified Options to Non-Employee Directors shall be automatic as set forth in this Section 12.

  (b) Options. All Non-Employee Directors who are Directors on the effective date of the Plan or who become Directors after such date shall be granted automatically, immediately following the effective date of the Plan or, if such person becomes a Director after such date, as of the date such person becomes a Director, a Non-Qualified Stock Option with respect to 20,000 Shares, at an exercise price per Share of the Fair Market Value at the date of grant. Notwithstanding any other provision of the Plan, for purposes of this Section, Fair Market Value means the average of the high and low sale price per Share as finally reported in the exchange of listing, or if the Shares are not sold on such date, the average of the high and low sale price per Share as finally reported in the exchange of listing for the most recent prior date on which Shares were sold. A Non-Qualified Stock Option granted to a Non-Employee Director shall vest in three equal cumulative installments on each of the first, second and third anniversaries following the date of grant.

  (c) Ineligible Non-Employee Directors. Notwithstanding any other provision of the Plan, a Non-Employee Director who is the beneficial owner of more than 10% of the total combined voting power of all classes of stock of the Company as of the date that an automatic grant would otherwise occur under Section 12(b) shall not be eligible for such automatic grant.

  SECTION 13. Termination or Suspension of Services to the Company. The following provisions shall apply in the event that the Participant ceases to provide services to the Company, either as an Employee, a Sales Representative, a Consultant or a Non-Employee Director, unless, with respect to any Participant other than a Non-Employee Director, the Committee shall have provided otherwise, either at the time of the grant of the Award or thereafter.

  (a) Non-Qualified Stock Options and Stock Appreciation Rights.

    (i) Upon Termination of Services as Employee, Sales Representative or Consultant.

    (A) If the Participant ceases to provide services to the Company or its Affiliates either as an Employee, Sales Representative or Consultant for any reason other than death, permanent and total disability or, in the case of an Employee or Sales Representative, retirement, the Participant's right to exercise any Non-Qualified Stock Option or Stock Appreciation Right shall terminate, and such Option or Stock Appreciation Right shall expire, on the earlier of (1) the first anniversary of the date on which such relationship terminates or (2) the date such Option or Stock Appreciation Right would have expired had it not been for the termination of such relationship. The Participant shall have the right to exercise such Option or Stock Appreciation Right prior to such expiration to the extent it was exercisable, but not exercised, as of the date on which such relationship terminates.

    (B) If the Participant ceases to provide services to the Company or its Affiliates either as an Employee, Sales Representative or Consultant by reason of death, permanent and total disability or, in the case of an Employee or Sales Representative, retirement, the Participant or his or her successor (if such termination results by death) shall have the right to exercise all Non-Qualified Stock Option or Stock Appreciation Rights, to the extent exercisable as of the date on which the Participant's relationship with the Company and its Affiliates terminates, but in no event shall such option be exercisable later than the date the Option would have expired had it not been for the termination of such relationship. The meaning of the terms "total and permanent disability" and "retirement" shall be determined by the Committee.

    (C) Notwithstanding the foregoing, the Committee may, in its discretion, provide (1) that an Option granted to a Participant may terminate at a date earlier than set forth above, (2) that an Option granted to a Participant may terminate at a date later than set forth above, provided such date shall not be beyond the date the Option would have expired had it not been for the termination of the Participant's relationship with the Company and its Affiliates, and (3) that an Option or Stock Appreciation Right may become immediately exercisable when it finds that such acceleration would be in the best interest of the Company.

    (ii) Upon termination of Service as a Non-Employee Director.

    (A) If a Participant who is a Non-Employee Director ceases to serve on the Board for any reason other than death or under conditions other than as described in (C) below, the Participant shall have the right to exercise any unexercised Option for a period of one year from the date on which the Participant ceases to serve on the Board, to the extent that such Option is exercisable as of such date, except that in no event should an Option be exercisable after the expiration of its term.

    (B) If a Participant who is a Non-Employee Director ceases to serve on the Board because of his or her death, the Participant's successor shall have the right to exercise any unexercised Option until the third anniversary of the date on which the Participant ceased to serve as a Director, to the extent exercisable as of such date, except that in no event shall an Option be exercisable after the expiration of its term.

    (C) If a Participant who is a Non-Employee Director ceases to serve on the Board and the Participant is at least 65 years of age or the Participant has been a Director or a member of the Board of Directors of any Affiliate for at least 5 years, the Participant shall have the right to exercise any unexercised Option until the third anniversary of the date on which the Participant ceased to serve as a Director, to the extent exercisable as of such date, except that in no event shall an Option be exercisable after the expiration of its term.

  (b) Incentive Stock Options. Except as otherwise determined by the Committee at the time of grant, if the Participant's employment with the Company terminates for any reason, the Participant shall have the right to exercise any Incentive Stock Option and any related Stock Appreciation Right during the 90 days after such termination of employment to the extent it was exercisable at the date of such termination, but in no event later than the date the option would have expired had it not been for the termination of such employment. If the Participant does not exercise such Option or related Stock Appreciation Right to the full extent permitted by the preceding sentence, the remaining exercisable portion of such Option automatically will be deemed a Non-Qualified Stock Option (except to the extent otherwise provided by Section 421 or Section 422 of the Code), and such Option and any related Stock Appreciation Right will be exercisable during the period set forth in Section 13(a) of the Plan, provided that in the event that employment terminates because of death or the Participant dies in such 90-day period, the option will continue to be an Incentive Stock Option to the extent provided by Section 421 or Section 422 of the Code, or any successor provisions, and any regulations promulgated thereunder.

  (c) Restricted Stock. Except as otherwise determined by the Committee at the time of grant, upon termination of employment for any reason during the restriction period, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant and reacquired by the Company at the price (if any) paid by the Participant for such Restricted Stock, provided that in the event of a Participant's retirement, permanent and total disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to such participant's shares of Restricted Stock.

  (d) Phantom Stock Units. Except as otherwise determined by the Committee at the time of grant, upon termination of employment for any reason, the date of surrender of Phantom Stock Units shall be accelerated and the Phantom Stock Units shall be automatically and immediately surrendered and cancelled by delivery of Shares as of the date of such termination.

SECTION 14. CHANGE IN CONTROL. Notwithstanding any other provision of the Plan to the contrary, upon a Change in Control all outstanding Awards shall vest, become immediately exercisable or payable or have all restrictions lifted as may apply to the type of Award and no outstanding Stock Appreciation Right may be terminated, amended or suspended upon or after a Change in Control; provided, however, that unless otherwise determined by the Committee at the time of award or thereafter, if it is determined that the Net After-Tax Amount to be realized by any Participant, taking into account the accelerated vesting provided for by this Section as well as all other payments to be received by such Participant in connection with such Change in Control, would be higher if Awards did not vest in accordance with this Section, then and to such extent the Awards shall not vest. The determination of whether any such Award should not vest shall be made by a nationally recognized accounting firm selected by the Company, which shall be instructed to consider that (i) Awards and other forms of compensation subject to vesting upon a Change of Control shall be vested in the order in which they were granted and within each grant in the order in which they would otherwise have vested and (ii) unless and to the extent any other plan, arrangement or contract of the Company pursuant to which any such payment is to be received provides to the contrary, such other payment shall be deemed to have occurred after any acceleration of Awards or other forms of compensation subject to vesting upon a Change of Control.


SECTION 15. AMENDMENT AND TERMINATION.

  (a) Amendments to the Plan. Except as set forth in subsection (e) below, the Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time. Notwithstanding anything to the contrary herein, the Committee may amend the Plan in such manner as may be necessary so as to have the Plan conform with local rules and regulations in any jurisdiction outside the United States or to obtain tax benefits for the Company or Participants in any such jurisdiction.

  (b) Amendments to Awards. Except as set forth in subsection (e) below, the Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would adversely affect the right of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

  (c) Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in

Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

  (d) Cancellation. Any provision of the Plan or any Award Agreement to the contrary notwithstanding, the Committee may cause any Award granted hereunder to be canceled in consideration of a cash payment or alternative Award made to the holder of such canceled Award equal in value to the Fair Market Value of such canceled Award.

  (e) Non-Employee Directors Provisions. The provisions of Section 12 shall not be amended more often than once every six months, unless such amendment would be consistent with the provisions of Rule 16b-3 promulgated under the Exchange Act (or any successor provision thereto).

SECTION 16. GENERAL PROVISIONS.

  (a) Dividend Equivalents. In the sole and complete discretion of the Committee, an Award, whether made as an Other Stock-Based Award under Section 11 or as an Award granted pursuant to Sections 6 through 10 hereof, may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis.

  (b) Nontransferability. No Award shall be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, except by will or the laws of descent and distribution or pursuant to a QDRO; provided, however, that an Award may be transferable, to the extent set forth in the applicable Award Agreement, (i) if such Award Agreement provisions do not disqualify such Award for exemption under Rule 16b-3 or (ii) if such Award is not intended to qualify for exemption under such rule.

  (c) No Rights to Awards. No Employee, Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Participants or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

  (d) Share Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed and any applicable Federal, state or foreign laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. The Company shall not be required to issue or deliver Shares to a Participant unless and until the Company is advised by its counsel that such issuance or delivery does not violate applicable securities laws, rules or regulations or any rules or regulations of any securities exchange or system on which Shares are traded or quoted.

  (e) Delegation. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company or any Affiliate, or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend or terminate Awards held by, Employees who are not officers or directors of the Company for purposes of Section 16 of the Exchange Act, or any successor section thereto, or who are otherwise not subject to such Section.

  (f) Withholding. A participant may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise or any payment or transfer under any Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

  (g) Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement that shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto.

  (h) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, Shares and other types of Awards provided for hereunder (subject to stockholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

  (i) No Right to Employment. The grant of an Award shall not be construed as giving a Participant who is an Employee the right to be retained in the employ of the Company or any Affiliate or to retain a relationship with the Company as a Sales Representative, Consultant or Non-Employee Director. Further, the Company or an Affiliate may at any time dismiss a Participant who is an Employee from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

  (j) No Rights as Stockholder. Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Stock.

  (k) Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware.

  (l) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

  (m) Other Laws. The Committee may refuse to issue or transfer any shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws and any other laws to which such offer, if made, would be subject. All grants made under the plan shall, to the extent possible, meet the requirements of Section 162(m) of the Code.

  (n) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

  (o) No Fractional Shares. No Fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any Fractional Shares or whether such Fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

  (p) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

SECTION 17. TERM OF THE PLAN.

  (a) Effective Date. The Plan shall be effective as of October 31, 1996, and subject to approval by the stockholders of the Company either before October 31, 1996, or within one year thereafter.

  (b) Expiration Date. No Incentive Stock Option shall be granted under the Plan after 10 years from October 31, 1996. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any conditions or right under any such Award shall, continue after the authority for grant of new Awards hereunder has been exhausted.

                                                                        ANNEX B

                                  DEPUY, INC.

                      EMPLOYEE STOCK OPTION/PURCHASE PLAN

                              ARTICLE I--PURPOSE

1.1 Purpose

  The DePuy, Inc. Employee Stock Option/Purchase Plan is intended to provide a method whereby employees of DePuy, Inc., a Delaware corporation, and its subsidiary corporations (hereinafter referred to, unless the context otherwise requires, as the "Company") will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the common stock of the Company (the "Shares"). It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

                            ARTICLE II--DEFINITIONS

2.1 Base Pay

  "Base Pay" shall mean regular straight-time earnings and commissions, excluding payments for overtime, shift premium, bonuses paid in the form of commissions or otherwise, other special payments, and other marketing incentive payments.

2.2 Committee

  "Committee" shall mean the individuals described in Article XI.

2.3 Employee

  "Employee" means any person who is classified by the Company as full-time or part-time, is regularly scheduled to work more than 20 hours per week and is not covered by a collective bargaining agreement to which the Company is a party, unless such agreement, by specific reference to the Plan, provides for coverage under the Plan.

2.4 Subsidiary Corporation

  "Subsidiary Corporation" shall mean any present or future corporation which
(i) would be a "subsidiary corporation" of DePuy, Inc. as that term is defined in Section 424 of the Code and (ii) is designated as a participating company in the Plan by the Committee.

                  ARTICLE III--ELIGIBILITY AND PARTICIPATION

3.1 Initial Eligibility

  Any employee who shall have completed ninety (90) days' employment and shall be employed by the Company on the date his or her participation in the Plan is to become effective shall be eligible to participate in an Offering (as such term is defined below) under the Plan which commences on or after such ninety day period has concluded.

3.2 Leave of Absence

  For purposes of participation in the Plan, a person on leave of absence shall be deemed to be an employee for the first 90 days of such leave of absence and such employee's employment shall be deemed to have terminated at the close of business on the 90th day of such leave of absence unless such employee shall have returned to regular full-time or part-time employment (as the case may be) prior to the close of business on such

90th day. Termination by the Company of any employee's leave of absence, other than termination of such leave of absence on return to full-time or part-time employment, shall terminate an employee's employment for all purposes of the Plan and shall terminate such employee's participation in the Plan and right to exercise any option.

3.3 Restrictions on Participation

  Notwithstanding any provisions of the Plan to the contrary, no employee shall be granted an option to acquire Shares under the Plan:

    (a) if, immediately after the grant, such employee would own Shares, and/or hold outstanding options to purchase Shares, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company (for purposes of this paragraph, the rules of Section 424(d) of the Code shall apply in determining stock ownership of any employee); or

    (b) which permits his or her rights to purchase Shares under all employee stock purchase plans of the Company and any subsidiary intended to qualify under Section 423 of the Code to accrue at a rate which exceeds $25,000 in fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding.

3.4 Commencement of Participation

  An eligible employee may become a participant by completing an authorization for a payroll deduction on the form provided by the Company and filing it with the office of the Treasurer of the Company (or to such other person as the Committee shall designate) on or before the date set therefor by the Committee, which date shall be prior to the Offering Commencement Date (as such term is defined below) for the Offering. Payroll deductions for a participant shall commence on the applicable Offering Commencement Date when the participant's authorization for a payroll deduction becomes effective and shall end on the Offering Termination Date of the Offering to which such authorization is applicable unless sooner terminated by the participant as provided in Article VIII.

                             ARTICLE IV--OFFERINGS

4.1 Annual Offerings

  The Plan will be implemented by four annual offerings of the Company (each, an "Offering") beginning on the effective date of the Plan, January 1, 1997, or as soon as practicable thereafter (or on such other date thereafter as the Committee shall determine) and on each anniversary of the effective date thereafter for three years, each Offering terminating on the following December 31; provided, however, that each annual Offering may, in the discretion of the Committee exercised prior to the commencement thereof, be divided into two six-month Offerings commencing, respectively, on January 1, 1997 or as soon as practicable thereafter (or on such other date thereafter as the Committee shall determine) and on the date which is six months subsequent to such date and each anniversary thereafter and terminating, respectively, on the following June 30 and December 31. The maximum aggregate number of shares to be issued under the Plan shall be 600,000. The Committee shall determine, in its discretion, the maximum number of shares to be issued under the Plan during each annual Offering, except that with respect to the 1997 annual Offering, the maximum number of shares to be issued under the Plan shall be 150,000.

  If a six-month Offering is made, the maximum number of shares to be issued shall be 1/2 of the number of shares determined by the Committee for the annual period in which the six-month Offering falls, plus unissued shares, whether offered or not, from the immediately preceding six-month Offering. As used in the Plan, "Offering Commencement Date" means the effective date, January 1, 1997 or as soon as practicable thereafter (or such other date thereafter as the Committee shall determine), any anniversary of the effective date or the date which is six months subsequent to the effective date or anniversary of the effective date, as the case may be, on which the particular Offering begins and "Offering Termination Date" means the June 30 or December 31, as the case may be, on which the particular Offering terminates.

                         ARTICLE V--PAYROLL DEDUCTIONS

5.1 Amount of Deduction

  At the time a participant files his or her authorization for payroll deductions, the participant shall elect to have deductions made from his or her pay on each payday during the time he or she is a participant in an Offering at the rate of 1, 2, 3, 4, 5, 6, 7, 8, 9 or 10% of his or her base pay in effect at the Offering Commencement Date of such Offering. In the case of a part-time hourly employee, such employee's base pay during an Offering shall be determined by multiplying such employee's regular hourly rate of pay in effect on the Offering Commencement Date by the number of regularly scheduled hours of work for such employee during such Offering. In the event that the participant's base pay is increased or decreased during an Offering, the payroll deduction percentage which the participant authorized pursuant to the preceding sentence shall apply with respect to such increased or decreased base pay amount, and payroll deductions shall be adjusted accordingly.

  In the event that a person becomes an employee under Section 2.3 of the Plan during an Offering, such person shall then be entitled to participate in the Plan and in any future or current Offering, to the extent possible, as determined by the Committee, by authorizing payroll deductions and electing a payroll deduction percentage at such time. In the event that a participant ceases to be an employee under Section 2.3 of the Plan during an Offering, such person shall no longer be eligible to participate in the Plan and in any future or current Offering.

5.2 Participant's Account

  All payroll deductions made for a participant shall be credited to the account established with respect to such participant under the Plan (the "Account"). A participant may not make any separate cash payment into such Account except when on leave of absence and, then, only as provided in
Section 5.4.

5.3 Changes in Payroll Deductions

  A participant may discontinue his or her participation in the Plan as provided in Article VIII, but no other change can be made during an Offering and, specifically, a participant may not alter the amount of his or her payroll deductions for that Offering.

5.4 Leave of Absence

  A participant who is on a leave of absence shall have the right to elect, subject to Section 8.5: (a) to withdraw the balance in his or her Account pursuant to Section 7.2, (b) to discontinue contributions to the Plan but remain a participant in the Plan, or (c) to remain a participant in the Plan during such leave of absence, authorizing deductions to be made from payments by the Company to the participant during such leave of absence and undertaking to make cash payments to the Plan at the end of each payroll period to the extent that amounts payable by the Company to such participant are insufficient to meet such participant's authorized Plan deductions.

                        ARTICLE VI--GRANTING OF OPTION

6.1 Number of Option Shares

  On the Commencement Date of each Offering, a participating employee shall be deemed to have been granted an option to purchase a maximum number of Shares equal to an amount determined as follows: an amount equal to (i) that percentage of the employee's base pay which he has elected to have withheld (but not in any case in excess of 10%) multiplied by (ii) the employee's base pay during the period of the Offering (iii) divided by 85% of the market value of a Share on the applicable Offering Commencement Date. The market value of a Share shall be determined as provided in paragraphs (a) and (b) of Section 6.2 below. An employee's base pay during the period of an Offering shall be determined by multiplying, in the case of a one-year Offering, the employee's normal weekly rate of pay (as in effect on the last day prior to the Commencement Date of the particular Offering) by 52 or the hourly rate by 2,080 or, in the case of a six-month Offering, by 26 or 1,040, as the case may be, provided that, in the case of a part-time hourly employee, the employee's base pay during the period of an Offering shall be determined by multiplying such employee's hourly rate by the number of regularly scheduled hours of work for such employee during such Offering.

6.2 Option Price

  The option price of each Share purchased with payroll deductions made during such annual Offering with respect to a participant therein shall be the lower of:

    (a) 85% of the closing price of a Share on the Offering Commencement Date or the nearest prior business day on which trading occurred on the exchange where the Company Stock is to be listed; or

    (b) 85% of the closing price of a Share on the Offering Termination Date or the nearest prior business day on which trading occurred on the exchange where the Share is to be listed. If Shares are not admitted to trading on any of the aforesaid dates for which closing prices of the stock are to be determined, then reference shall be made to the fair market value of Shares on that date, as determined on such basis as shall be established or specified for the purpose by the Committee.

                        ARTICLE VII--EXERCISE OF OPTION

7.1 Automatic Exercise

  Unless a participant gives contrary written notice to the Company as hereinafter provided, the participant's option for the purpose of acquiring Shares with payroll deductions made during any Offering will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering, for the purchase of the number of full and fractional Shares which the accumulated payroll deductions in the participant's Account at that time will purchase at the applicable option price (but not in excess of the number of shares for which options have been granted to the employee pursuant to Section 6.1), and any excess in the participant's account at that time will be returned to the participant.

7.2 Withdrawal of Account

  By written notice to the Treasurer of the Company (or other person as the Committee shall designate), at any time prior to the Offering Termination Date applicable to any Offering, a participant may elect to withdraw all the accumulated payroll deductions in his or her Account at such time.

7.3 Transfer of Stock

  As of each Offering Termination Date, the custodian appointed pursuant to
Section 11.2 (the "Custodian") shall transfer to each participant's Account the Shares acquired pursuant to Section 7.1 as of such Offering Termination Date with respect to each participant.

7.4 Transferability of Option

  During a participant's lifetime, options held by such participant shall be exercisable only by that participant.

7.5 Crediting of Dividends

  As soon as administrative practicable after any cash dividends have been paid with respect to Shares held in a participant's Account, such dividends shall be credited (net of taxes) by the Custodian to the participant's Account, as of the appropriate record date and applied to purchase as many whole and fractional Shares as possible at fair market value for such Account. Such Shares, as well as any stock dividends issued as Shares with respect to Shares held in a participant's Account, shall be credited to the participant's Account accordingly.

                           ARTICLE VIII--WITHDRAWAL

8.1 In General

  As provided in Section 7.2, a participant may withdraw the payroll deductions credited to his or her Account under the Plan at any time prior to the applicable Offering Termination Date by giving written notice to the Treasurer of the Company (or to such other person as the Committee shall designate). All of the payroll deductions credited to a participant's Account will be paid to the participant promptly after receipt of his or her notice of withdrawal, and no further payroll deductions will be made with respect to such participant during such Offering. The Company may, at its option, treat any attempt to borrow by an employee on the security of his or her accumulated payroll deductions as an election under Section 7.2 to withdraw such deductions.

  A participant also may at any time instruct the Company (i) to cause the transfer of whole Shares credited to the participant's Account to him or her and to pay in cash to the participant any amounts representing fractional Shares, or (ii) to cause the sale of whole and any fractional Shares credited to his or her Account and the remittance to the participant of the proceeds of such sale, net of any brokerage commissions or expenses associated with the sale of such Shares.

8.2 Effect on Subsequent Participation

  A participant's withdrawal from any Offering will not have any effect upon his or her eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company.

8.3 Termination of Employment

  Upon termination of a participant's employment for any reason, including retirement (but excluding death while the participant is in the employ of the Company or continuation of a leave of absence for a period beyond 90 days), the payroll deductions credited to his or her Account will be returned to the participant and any whole Shares held in the Account will be transferred to the participant (any fractional shares will be returned in cash); provided, however, the participant may elect to have any Shares held in the participant's Account sold, in which event the proceeds of such sale, net of any brokerage commissions or expenses associated with the sale of such Shares, shall be remitted to the participant. In the case of the participant's death subsequent to the termination of the participant's employment, amounts paid or Shares transferred, as the case may be, shall be paid or transferred to the person or persons entitled thereto under Section 12.1.

8.4 Termination of Employment Due to Death

  Upon termination of a participant's employment because of the participant's death, the participant's beneficiary (as defined in Section 12.1) shall have the right to elect, by written notice given to the Treasurer of the Company (or to such other person as the Committee shall designate) prior to the earlier of the next subsequent Offering Termination Date or the expiration of a period of sixty (60) days commencing with the date of the death of the participant:

  (a) With respect to cash held in the participant's Account, either

    (i) to withdraw all of the payroll deductions credited to the participant's Account under the Plan since the most recent prior Offering Termination Date, or

    (ii) to exercise the participant's option for the purchase of Shares on the Offering Termination Date next following the date of the participant's death for the purchase of the number of full Shares of stock which the accumulated payroll deductions in the participant's Account at the date of the participant's death will purchase at the applicable option price, and any excess in such Account will be returned to said beneficiary, without interest.

  (b) With respect to Shares held in the participant's Account, either

    (i) to have transferred to him or her all of the whole Shares credited to the participant's Account and any cash amounts representing fractional Shares, or

    (ii) to have the whole Shares credited to the participant's Account sold and to have remitted to him or her the proceeds of such sale, net of any brokerage commissions or expenses associated with the sale of such Shares.

  In the event that no such written notice of election shall be duly received by the office of the Treasurer of the Company (or such other person as the Committee shall designate), the beneficiary shall automatically be deemed to have elected, pursuant to paragraph (a)(ii), to exercise the participant's option and then, pursuant to paragraph (b)(i), to have transferred to him or her all of the Shares credited to the participant's Account and any cash amounts representing fractional Shares.

8.5 Leave of Absence

  A participant on leave of absence shall, subject to the election made by such participant pursuant to Section 5.4, continue to be a participant in the Plan so long as such participant is on continuous leave of absence. A participant who has been on leave of absence for more than 90 days and is not deemed an employee for the purposes of the Plan shall not be entitled to participate in any Offering commencing after the 90th day of such leave of absence. Notwithstanding any other provisions of the Plan, unless a participant on leave of absence returns to regular full-time or part-time employment with the Company at the earlier of: (a) the termination of such leave of absence or (b) three months from the 90th day of the commencement of such leave of absence, such participant's participation in the Plan shall terminate on whichever of such dates first occurs.

                             ARTICLE IX--INTEREST

9.1 Payment of Interest

  No interest will be paid or allowed on any money paid into the Plan or credited to the Account of any participant; provided, however, that interest shall be paid on any cash amounts distributed to a participant or the participant's beneficiary in cash pursuant to the provisions of Sections 7.1, 7.2, 8.1, 8.3, 8.4 and 10.1 but only to the extent that such amounts do not represent the proceeds of the sale of any whole or fractional Shares held in the participant's Account. Such distributions shall bear simple interest during the period from the date of withholding to the date of return at the regular passbook savings Account rates per annum in effect at a bank to be designated by the Committee. Where the amount returned represents an excess amount in the participant's Account after such Account has been applied to the purchase of stock, the participant's Account shall be deemed to have been applied first toward purchase of Shares under the Plan, so that interest shall be paid on the last withholdings during the period which results in the excess amount.

                               ARTICLE X--STOCK

10.1 Maximum Shares

  The maximum number of Shares which shall be issued under the Plan, subject to Section 4.1 and to adjustment upon changes in capitalization of the Company as provided in Section 12.3, shall be determined by the Committee. If the total number of shares for which options are exercised on any Offering Termination Date in accordance with Article VI exceeds the maximum number of shares for the applicable Offering, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the Account of each participant under the Plan shall be returned to him or her as promptly as possible.

10.2 Participant's Interest in Option Stock

  A participant will have no interest in Shares covered by an option until such option has been exercised.

10.3 Registration of Stock

  Shares held in a participant's Account shall be registered in the name of the Custodian. Shares to be delivered to a participant or, if applicable, a beneficiary of a deceased participant under the Plan will be registered in the name of the participant (or, if applicable, beneficiary).

10.4 Restrictions on Exercise

  The Board of Directors of the Company (the "Board") may, in its discretion, require as conditions to the exercise of any option that the Shares reserved for issuance upon the exercise of the option shall have been duly listed, upon official notice of issuance, upon a stock exchange, and that a Registration Statement under the Securities Act of 1933, as amended, with respect to said Shares shall be effective.

                          ARTICLE XI--ADMINISTRATION

11.1 Appointment of Committee

  The Board shall designate a committee (the "Committee") to administer the Plan. Unless otherwise determined by the Board, the Compensation Committee designated by the Board shall be the Committee. No member of the Committee shall be eligible to purchase stock under the Plan.

11.2 Authority of Committee

  Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan, including, without limitation, all questions concerning eligibility to participate in and options to be received under, the Plan; provided that all Employees who are granted options under the Plan shall be treated equally with respect to their rights and privileges with respect to such options. The Committee's determination on the foregoing matters shall be conclusive. The Committee (or the Company) shall appoint as the Custodian of the Plan an entity to maintain custody of all amounts withheld as participant contributions, to maintain custody of all Shares (including fractional shares) held under the Plan, to register Shares held in participants' Accounts under the Plan in its name, and to perform such ministerial, recordkeeping and other duties with respect to the Plan as shall be determined by the Committee or the Company.

11.3 Rules Governing the Administration of the Committee

  The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable and may hold telephonic meetings. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan, in the manner and to the extent it shall deem desirable. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

                          ARTICLE XII--MISCELLANEOUS

12.1 Designation of Beneficiary

  A participant may file a written designation of a beneficiary who is to receive any Shares and/or cash held in the participant's Account under the Plan. Such designation of beneficiary may be changed by the participant at any time by written notice to the Treasurer of the Company (or other person as the Committee shall designate). Upon the death of a participant and upon receipt of the Company of proof of identity and existence at the participant's death of a beneficiary validly designated by him or her under the Plan, the Company shall deliver, subject to the provisions of Section 8.4, such Shares and/or cash held in the participant's Account under the Plan to such beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver, subject to the provisions of Section 8.4, Shares and/or cash held in the participant's Account under the Plan to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver, subject to the provisions of Section 8.4, such Shares and/or cash to the spouse or to any one or more dependents of the participant as the Company may designate. No beneficiary shall, prior to the death of the participant by whom the beneficiary has been designated, acquire any interest in the Shares or cash credited to the participant's Account.

12.2 Transferability

  Neither payroll deductions credited to a participant's Account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 7.2.

12.3 Adjustment Upon Changes in Capitalization

  (a) If, while any options are outstanding or Shares are held in participants' Accounts, the outstanding Shares have increased, decreased, changed into or been exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or kind of Shares which are subject to purchase under outstanding options and on the option exercise price or prices applicable to such outstanding options and with respect to any Shares held in participants' Accounts. In addition, in any such event, the number and/or kind of shares which may be offered in the Offerings described in Article IV hereof shall also be proportionately adjusted. No adjustments shall be made for stock dividends. For the purposes of this Paragraph (a), any distribution of Shares to shareholders in an amount aggregating 20% or more of the outstanding Shares shall be deemed a stock split and any distributions of shares aggregating less than 20% of the outstanding Shares shall be deemed a stock dividend.

  (b) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or stock of the Company to another corporation, each participant who has an option then outstanding under the Plan or has Shares held in his or her Account will thereafter be entitled to receive at the next Offering Termination Date upon the exercise of such option with respect to each Share as to which such option shall be exercised or with respect to each Share held in the participant's Account, as the case may be, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one Share was entitled to receive upon and at the time of such transaction. The Board shall take such steps in connection with such transactions as it shall deem necessary to assure that the provisions of this Section 12.3 shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities and/or property as to which each participant who has an option or Share held in his or her Account might thereafter be entitled to receive.

12.4 Participant Voting and Other Rights

  A participant shall have all rights of a shareholder with respect to any Shares held in the participant's Account, including the right to vote such shares, and the Company shall provide each participant with respect to whom Shares are held in the participant's Account with a copy of the Company's annual report and with such other informational material, including material concerning the voting of such Shares, and reports of the Company as are generally provided to shareholders of the Company. A participant shall provide written timely notice to the Custodian as to the manner in which he or she desires to vote the Shares held in his or her Account, and the Custodian shall vote such Shares accordingly.

12.5 Reports

  Statements with respect to each participant's or beneficiary's Account shall be provided periodically as determined by the Company, but in no event shall such statements be provided less frequently than within a reasonable time after each Offer Termination Date.

12.6 Indemnification

  The Company, by its adoption of the Plan, indemnifies and holds its employees and the members of the Committee, jointly and severally, harmless from the effects and consequences of their acts, omissions, and conduct with respect to the Plan in their official capacities, except to the extent that such effects and consequences result from their own wilful misconduct, breach of good faith or gross negligence in the performance of their duties hereunder. The foregoing right of indemnification shall not be exclusive of other rights to which each such employee or Committee member may be entitled by any contract as a matter of law.

12.7 Amendment and Termination

  The Board shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board shall not, without the approval of the stockholders of the Corporation (i) increase the maximum number of shares which may be issued under any Offering (except pursuant to Section 12.3); (ii) amend the requirements as to the class of employees eligible to purchase Shares under the Plan or permit the members of the Committee to purchase Shares under the Plan. Notwithstanding the foregoing, attached as Appendix A to the Plan is the "Savings Related Share Option Scheme," which sets forth certain provisions applicable to the participation of employees of DePuy International Ltd., the Company's United Kingdom employees, and, to the extent applicable, shall supersede the provisions set forth herein. In addition, the Committee may amend the Plan to add other provisions respecting the participation of employees in jurisdictions outside the United States as it shall determine from time to time. No termination, modification or amendment of the Plan may, without the consent of a participant then having an option under the Plan to purchase Shares, adversely affect the rights of such participant with respect to such option.

12.8 Effective Date

  The Plan shall become effective as of January 1, 1997, or as soon as practicable thereafter, subject to approval by the holders of the majority of the Shares present and represented at a special or annual meeting of the shareholders held on the date which is twelve months subsequent to the date on which the Plan is adopted by the Board. If the Plan is not so approved, the Plan shall not become effective.

12.9 No Employment Rights

  The Plan does not, directly or indirectly, create any right for the benefit of any employees to purchase any Shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an employee's employment at any time.

12.10 Effect of Plan

  The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each employee participating in the Plan, including, without limitation, such employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such employee.

12.11 Governing Law

  The law of the State of Delaware will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

                                                                      EXHIBIT A

                 THE DEPUY SAVINGS-RELATED SHARE OPTION SCHEME

1. DEFINITIONS AND INTERPRETATION

  1.1 In this Scheme, unless the context otherwise requires, the following terms have the following meanings:--

"THE BOARD"                    the board of directors of the Company or a duly
                               appointed committee of such board of directors;

"BONUS DATE"                   in the case of a 3 year or 5 year Savings
                               Contract the earliest date on which a bonus is payable under the Savings Contract made in connection with an Option (or, in the case of a 5 year Savings Contract, if the repayment is taken as including the Maximum Bonus the earliest date on which the Maximum Bonus is payable);

"THE COMPANY"                  DePuy, Inc a company incorporated under the
                               laws of the State of Delaware;

"CONTROL"                      has the meaning given to it in Section 840 of
                               the Taxes Act;

"GRANT DATE"                   the date on which an Option is granted;

"INDEPENDENT ADVISER"          the Company's legal adviser or such other
                               independent adviser as the Board may select;

"INVITATION"                   an invitation to apply for an Option issued
                               under Rule 3.1;

"INVITATION DATE"              the date on which an Invitation is issued;

"MAXIMUM BONUS"                the additional bonus payable on a 5 year
                               Savings Contract which is held for 7 years;

"OPTION" a right to acquire Shares granted under the Scheme;

"PARTICIPANT"                  a person who holds an Option;

"PARTICIPATING COMPANY"        the Company and any Subsidiary to which the
                               Board has resolved from time to time that the Scheme extends;

"RELEVANT DATE"                the date on which the Scheme is approved by the
                               Company in general meeting;

"SAVINGS BODY"                 any body with which a Savings Contract can be
                               made;

"SAVINGS CONTRACT"             an agreement to pay monthly contributions under
                               the terms of a certified contractual savings scheme, within the meaning of Section 326 of the Taxes Act, which has been approved by the Inland Revenue for the purposes of Schedule 9;

"SCHEDULE 9"                   Schedule 9 to the Taxes Act;

"THE SCHEME"
                               the DePuy Savings-Related Share Option Scheme as set out in these Rules but subject to any alterations or additions made under Rule 8;

"SHARE"
                               a share of Common Stock in the Company which satisfies the requirements of paragraphs 10 to 14 of Schedule 9;

"SPECIFIED AGE"
                               65 years;

"STANDARD BONUS"               a bonus which is not a Maximum Bonus payable on
                               a Savings Contract;

"SUBSIDIARY"                   a body corporate which is a subsidiary of the
                               Company within the meaning of Section 736 of the Companies Act 1985 and is under the Control of the Company;

"TAXES ACT"                    the Income and Corporation Taxes Act 1988.

  1.2 Expressions not otherwise defined in the Scheme have the same meaning as they have in Schedule 9.

  1.3 Any reference in the Scheme to any enactment includes a reference to that enactment as from time to time modified, extended or re-extended.

  1.4 Expressions used in the Scheme denoting the masculine gender include the feminine, unless the context otherwise requires.

2. ELIGIBILITY

  2.1 Subject to Rule 2.3, an individual is eligible to be granted an Option on any day if:--

    2.1.1 he is an employee or director of a Participating Company; and

    2.1.2 he was an employee or full-time director of a Participating Company on the relevant Invitation Date (or at such other time during a period not exceeding 5 years ending on the relevant Grant Date as the Board may from time to time decide); and

    2.1.3 he had been an employee or full-time director of a Participating Company at all times during the qualifying period not exceeding 5 years ending at that time as the Board may from time to time decide; and

    2.1.4 he was chargeable to tax in respect of his employment or office under Case I of Schedule E on the relevant Invitation Date.

  2.2 For the purposes of Rule 2.1 an individual is a full-time director of a company if he is obliged to devote to the performance of the duties of his office or employment with the company (or with the company and any other Participating Company) the whole or substantially the whole of his working time and in any event not less than 25 hours a week (excluding meal breaks).

  2.3 An individual is not eligible to be granted an Option at any time:-

    2.3.1 when he is excluded from participating in the Scheme by virtue of paragraph 8 of Schedule 9; or

    2.3.2 if the amount of the monthly contribution under the Savings Contract proposed to be made in connection with the Option, determined in accordance with Rule 3, would be less than (Pounds)5 (or such other minimum amount as may for the time being be prescribed by paragraph 24(2)(b) of
  Schedule 9).

3. GRANT OF OPTIONS

  3.1 The Board may at any time or times after the Inland Revenue have approved the Scheme under Schedule 9 issue on similar terms to every person who is at that time eligible to be granted an Option (as defined in Rule 2) an invitation to apply for an Option to acquire Shares on the terms of the Scheme, specifying the date by which it must be accepted (being not less than 14 days after the Invitation Date).

  3.2 No Option may be granted on any day unless:--

    3.2.1 that day falls no later than 30 days (or, where Rule 3.8 applies, 42 days) after the day on which the exercise price was calculated under Rule 3.4; and

    3.2.2 every individual who is eligible to be granted an Option on that day has been sent an Invitation; and

    3.2.3 save to the extent permitted by Rule 3.8, every individual who is eligible to be granted an Option on that day and who has applied for an Option and has proposed to make a Savings Contract with a Savings Body approved by the Board for this purpose, is in fact granted an Option on that day.

  3.3 The consideration for the grant to any individual of an Option will be his proposing to make a Savings Contract and in all other respects agreeing to be bound by the provisions of the Scheme.

  3.4 The price at which Shares may be acquired by the exercise of an Option will be specified in US dollars and will be determined by the Board before it is granted, provided that:

    3.4.1 if at the relevant time the Shares are quoted on the New York Stock Exchange, the price will not be less than 85 per cent. of the closing price of a Share (as published in the Wall Street Journal) on the last dealing day but two before the relevant Invitation Date (or such other dealing day as may be agreed with the Inland Revenue) being not earlier than 30 days before the Grant Date;

    3.4.2 if Rule 3.4.1 does not apply, the price will not be less than 85 per cent. of the market value (within the meaning of Sections 272 to 274 (inclusive) of the Taxation of Chargeable Gains Act 1992) of a Share, as agreed for the purposes of the Scheme with the Shares Valuation Division of the Inland Revenue, on the last working day but two before the relevant Invitation Date (or such other day as may be agreed with the Inland Revenue being not earlier than 30 days before the Grant Date);

    3.4.3 the price will not be less than the par value of a Share.

  3.5 When applying for an Option, an individual must specify the amount (in pounds sterling) he is willing to pay under the Savings Contract. The amount of the repayment on the Bonus Date will be converted into US dollars at the exchange rate applying on the date the Option is exercised. The amount of US dollars arising from conversion of the repayment will determine the maximum number of Shares that may be acquired on exercise of the Option.

  3.6 Subject to Rules 3.8.1, 3.8.2 and 3.8.3, the Board may specify in an Invitation whether, on that occasion;

    3.6.1 the repayment under the Savings Contract will be taken as including a bonus (or in the case of 5 year Savings Contracts the Maximum Bonus);

    3.6.2 Savings Contracts may be for a term of 3 years or 5 years or 7 years.

  3.7 For the purposes of Rule 3.5 the amount of the monthly contribution will be the amount which the individual specifies in his application for the Option that he is willing to pay under the Savings Contract or, if lower, the maximum permitted amount, that is to say the lowest of:--

    3.7.1 (Pounds)250 (or such other maximum amount as may for the time being be permitted under Schedule 9) less any monthly contributions the individual is already making under a certified contractual savings scheme linked to any scheme approved under Schedule 9;

    3.7.2 the maximum amount for the time being permitted under the terms of the Savings Contract; and

    3.7.3 such maximum amount (if any) as may have been determined by the Board for this purpose and specified in every Invitation issued on that occasion.

  3.8 If the grant of Options on any day would cause any of the limits mentioned in Rule 7 to be exceeded, then, in relation to Options granted on that day, the following provisions will be successively applied (in the order in which they are set out) so far as is necessary to ensure that those limits are not exceeded:--

    3.8.1 for the purposes of Rule 3.5, if the repayment would otherwise be taken as including the Maximum Bonus, it will be deemed to include only the Standard Bonus;

    3.8.2 for those purposes with regards to 3 year and 5 year Saving Contracts if the repayment would otherwise be taken as including a Standard Bonus it will be deemed to include no bonus;

    3.8.3 for those purposes each application for a 5 year Savings Contract shall be deemed to be an application for a 3 year Savings Contract;

    3.8.4 for those purposes the amount of the monthly contribution determined under Rule 3.6 shall be reduced pro rata to the extent necessary, but will not be reduced to less than the minimum permitted amount mentioned in Rule 2.3.2;

    3.8.5 if the total number of Shares comprised in all applications received in response to Invitations on any occasion is such that, after application of Rules 3.7.1, 3.7.2 and 3.7.3, the grant of Options in respect of that number of Shares would still result in any of the limits referred to in Rule 7 being exceeded, the Board will adopt such method of random selection of applications, based on a monthly Savings Contribution of (Pounds)5 and the inclusion of no bonus, for acceptance as appears to the Board in its sole discretion to be fair and reasonable.

  3.9 Subject to Rule 4.3, an Option may not be transferred by a Participant and will lapse forthwith if it is so transferred or if he is adjudicated bankrupt.

4. EXERCISE OF OPTIONS

  4.1 The exercise of any Option will be effected in such form and manner as the Board may from time to time prescribe, provided that the monies paid for Shares on exercise will not exceed the amount of the repayment made and any interest or bonus paid under the Savings Contract made in connection with the Option, and for this purpose the amount of the repayment will be taken not to include the amount of any monthly contribution the due date of payment of which falls more than one month after the date on which repayment is made.

  4.2 Subject to Rules 4.3, 4.4, 4.5 and 5, an Option may not be exercised before the Bonus Date or more than 6 months after the Bonus Date.

  4.3 Subject to Rule 4.6, where a Participant dies at a time when he is a director or employee of a Participating Company:

    4.3.1 if he dies before the Bonus Date, the Option may (and must, if at all) be exercised by his personal representatives within 12 months after the date of his death;

    4.3.2 if he dies within 6 months after the Bonus Date, the Option may (and must, if at all) be exercised within 12 months after the Bonus Date.

  4.4 Subject to Rule 4.6, where a Participant ceases to be a director or employee of a Participating Company (otherwise than by reason of his death):

    4.4.1 if he so ceases by reason of injury, disability, redundancy (within the meaning of the Employment Protection (Consolidation) Act 1978), or retirement on reaching the Specified Age or any other age at which he is bound to retire in accordance with the terms of his contract of employment, the Option may (and must, if at all) be exercised within 6 months of his so ceasing;

    4.4.2 if he so ceases by reason only that the office or employment is in a company of which the Company ceases to have Control, or relates to a business or part of a business which is transferred to a person who is neither an associated company of the Company (within the meaning given to that expression by Section 416 of the Taxes Act) nor a company of which the Company has Control, the Option may (and must, if at all) be exercised within 6 months of his so ceasing;

    4.4.3 if he so ceases for any other reason before the Bonus Date but more than 3 years after the Grant Date, the Option may (and must, if at all) be exercised within 6 months of his so ceasing;

    4.4.4 if he so ceases for any other reason on or before the third anniversary of the Grant Date, the Option may not be exercised at all.

  4.5 Subject to Rule 4.6, where any Participant continues to be a director or employee of a Participating Company after the Specified Age, he may exercise any Option within 6 months of that date.

  4.6 Where, before an Option has become capable of being exercised, the Participant gives notice that he intends to stop paying monthly contributions under the Savings Contract made in connection with the Option, or is deemed under its terms to have given such notice, or makes an application for repayment of the monthly contributions paid under it, the Option may not be exercised at all.

  4.7 A Participant will not be treated for the purposes of Rule 4.4 as ceasing to be a director or employee of a Participating Company until such time as he is no longer a director or employee of any of the Participating Companies. A Participant (being a woman) who ceases to be a director or employee of a Participating Company by reason of pregnancy or confinement and who exercises her right to return to work under Section 45 of the Employment Protection (Consolidation) Act 1978 before exercising an Option will be treated for those purposes as not having ceased to be such a director or employee.

  4.8 Subject to Rule 4.4, a Participant may only exercise an Option at a time when he is a director or employee of a Participating Company.

  4.9 A Participant may not exercise an Option at any time when he is not eligible to participate in the Scheme by virtue of paragraph 8 of Schedule 9. The personal representatives of a Participant may not exercise an Option after the death of the Participant if the Participant at the date of his death was not eligible to participate in the Scheme by virtue of paragraph 8 of Schedule 9.

  4.10 An Option may not be exercised more than once.

  4.11 Within 30 days after an Option has been validly exercised by any person, the Board on behalf of the Company will allot to him or procure the transfer to him of the number of Shares in respect of which the Option has been exercised.

  4.12 All Shares allotted under the Scheme will rank pari passu in all respects with the shares of the same class for the time being in issue save as regards any rights attaching to such shares by reference to a record date prior to the date of issue.

  4.13 Company will apply to the New York Stock Exchange for any Shares issued under the Scheme to be listed.

5. VARIATION OF CAPITAL

  5.1 Subject to Rules 5.3 and 5.4, in the event of any increase or variation of the share capital of the Company (whenever effected) by way of capitalisation or rights issue (including a variation in share capital having an effect similar to a rights issue), or sub-division, consolidation or reduction, or otherwise, the Board may make such adjustments as it considers appropriate under Rule 5.2.

  5.2 An adjustment made under this Rule will be to one or more of the following:--

    5.2.1 the number of Shares in respect of which any Option may be exercised;

    5.2.2 the price at which Shares may be acquired by the exercise of any Option (provided that the price cannot be reduced below the nominal value of the Shares);

    5.2.3 where any Option has been exercised but no Shares have been allotted or transferred pursuant to such exercise, the number of Shares which may be so allotted or transferred and the price at which they may be acquired.

  5.3 Except in the case of a capitalisation issue, no adjustment under Rule
5.2 may be made without the prior confirmation in writing by the Independent Adviser that it is in his opinion fair and reasonable.

  5.4 If the Scheme is then approved by the Inland Revenue under Schedule 9, no adjustment may be made under Rule 5.2 without the prior consent of the Inland Revenue.

6. LIMITS

  6.1 The aggregate of the monthly contributions being made at any time by a Participant under the Scheme and any other scheme or schemes approved under
Schedule 9 to the Act may not exceed:--

    6.1.1 (Pounds)250 per month or such other maximum amount as may for the time being be permitted under Schedule 9; or

    6.1.2 such lower maximum figure as the Board may decide in respect of any Invitation Date provided that no monthly contribution in respect of any Option granted prior to that Invitation Date will be reduced due to the imposition of such lower maximum figure.

  6.2 The Board may from time to time specify the maximum number of Shares in respect of which Options may be granted on any day.

7. ALTERATIONS

  7.1 Subject to Rule 7.2, the Board may at any time alter or add to all or any of the provisions of the Scheme, or the terms of any Option, in any respect. No amendment shall have effect until approved by the Board of Inland Revenue.

  7.2 The prior approval by ordinary resolution of the members of the Company in general meeting must be obtained for any alteration or addition to the Scheme to the advantage of Participants or potential Participants except for any alteration or addition which:-

    7.2.1 is a minor alteration or an addition and is made to benefit the administration of the Scheme; or

    7.2.2 is to obtain or maintain favourable tax, exchange control or regulatory treatment for Participants or for the Company or any Participating Company.

  7.3 As soon as reasonably practicable after making any alteration or addition under Rule 7.1 the Board will notify in writing any Participant affected by it and, if the Scheme is then approved by the Inland Revenue under
Schedule 9, the Inland Revenue.

8. MISCELLANEOUS

  8.1 The rights and obligations of any individual under the terms of his office or employment with any Participating Company will not be affected by his participation in the Scheme or any right which he may have to participate in it. A Participant whose office or employment is terminated for any reason whatsoever will not be entitled to claim any compensation for or in respect of any consequent diminution or extinction of his rights or benefits (actual or prospective) under any Option then held by him or otherwise in connection with the Scheme.

  8.2 Subject to Rule 8, the Board may from time to time make and vary such rules and regulations not inconsistent with the Scheme and establish such procedures for the administration and implementation of the Scheme as it thinks fit, and in the event of any dispute or disagreement as to the interpretation of the Scheme, or of any such rule, regulation or procedure, or as to any question or right arising from or related to the Scheme, the decision of the Board will be final and binding on all persons.

  8.3 The Company and any Participating Company may provide money to the trustees of any trust or any other person to enable them or him to acquire Shares to be held for the purposes of the Scheme, or enter into any guarantee or indemnity for these purposes, to the extent permitted by section 153 of the Companies Act 1985.

  8.4 In any matter in which he is required to act under the Scheme the Independent Adviser will act as an expert and not as an arbitrator.

  8.5 The Company will at all times keep available sufficient authorised but unissued Shares for the purposes of the Scheme.

  8.6 The Company will endeavour to obtain and maintain the approval of the Scheme by the Inland Revenue under Schedule 9 and will notify the Inland Revenue of any event or circumstance which may affect that approval.

  8.7 Any notice or other communication under or in connection with the Scheme may be given by personal delivery or by sending the same by post or by fax, in the case of a company to its registered office, and in the case of an individual to his last known address, or, where he is a director or employee of a Participating Company, either to his last known address or to the address of the place of business at which he performs the whole or substantially the whole of the duties of his office or employment, and where a notice or other communication is given by first class post, it will be deemed to have been received 48 hours after it was put into the post properly addressed and stamped, and where a notice or other communication is sent by fax it will be deemed to have been received ten minutes after it has been duly despatched.

9. TERMINATION

  The Board may at any time resolve to cease making further offers of participation under the Scheme but in such event the subsisting rights of Participants will not be affected.

                                                                        ANNEX C

                                  DEPUY, INC.

                 SENIOR EXECUTIVE INCENTIVE COMPENSATION PLAN

  1. Purpose. The purposes of the DePuy, Inc. Senior Executive Incentive Compensation Plan (the "Plan") are to provide annual incentive compensation to designated senior executives of DePuy, Inc. (the "Company") based on the achievement of established performance goals, to encourage such senior executives to remain in the employ of the Company, to assist the Company in attracting and motivating new senior executives and to qualify the incentive payments awarded under the Plan (the "Awards") as qualified "performance-based compensation" so that all payments under the Plan shall be deductible in accordance with Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

  2. Eligibility. The Stock Option and Bonus Subcommittee of the Compensation Committee of the Board of Directors of the Company (the "Committee") shall each year determine the "Senior Executives" of the Company eligible to participate in the Plan (the "Participants"). For purposes hereof, Senior Executives shall mean the Chief Executive Officer of the Company and each executive of the Company or an Affiliate of the Company who reports directly to the Chief Executive Officer of the Company and the presidents of the divisions of the Company or of Affiliates who report directly to the Chief Operating Officer of the Company. As used herein, "Affiliate" shall mean (i) any entity that, directly or indirectly, is controlled by or under common control with the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

  3. Performance Periods. Each performance period for purposes of the Plan shall have a duration of one calendar year, commencing January 1 and ending the next December 31. The first Performance Period under the Plan shall commence on January 1, 1997.

  4. Administration. The Committee shall have the full power and authority to administer and interpret the Plan and to establish rules for its administration. Such power and authority shall include proration or adjustment of awards in the case of retirement, termination, changes in base salary, dismissal, death and other conditions as appropriate; provided, however, that the discretion granted above with respect to an Award earned by a Participant who is a "covered employee" within the meaning of Section 162(m) of the Code (a "Covered Employee") may only be used by the Committee to reduce or eliminate such Award and further provided, if the terms of a Participant's employment with the Company or Affiliate are covered by a written employment agreement, the payment of Awards hereunder in the event of a Participant's termination of employment for any reason shall be subject to the terms of such agreement.

  5. Performance Goals. On or before the 90th day of each Performance Period, the Committee shall establish in writing one or more performance criteria for the Performance Period. The performance criteria shall in all instances be determined on the basis of earnings per share at the end of the relevant Performance Period.

  6. Target Incentives and Payout Schedule. On or before the 90th day of each Performance Period, the Committee shall establish in writing minimum threshold, target and maximum Awards for each Participant and a payout schedule specifying the percentage of the Participant's base pay that the Participant is eligible to earn on various levels of attainment of the performance criteria established pursuant to Section 5. Such percentages, (i) in the case of the Chief Executive Officer and the Chief Operating Officer, shall range from an Award of 30% of base pay if the minimum threshold performance goal is attained, 60% of base pay if the target performance goal is attained and 90% of base pay if the maximum performance goal is attained, and (ii) in the case of all other Participants, shall range from an Award of 25% of base pay if the minimum threshold performance goal is attained, 50% of base pay if the target performance goal is attained and 75% of base pay if the maximum performance goal is attained. No Award with respect to any Performance Period shall be earned if less than the minimum threshold performance goal for the period is attained. Base pay for purposes hereof shall be determined as the Participant's base salary actually earned by the Participant during the relevant Performance Period.

  7. Incentive Payout Calculation. As soon as practicable after release of the Company's financial results for the Performance Period, the Committee will certify the Company's attainment of the financial performance criteria established for such Performance Period pursuant to Section 5 and will calculate the possible payout of incentive awards for each Participant under the payout schedule established pursuant to Section 6. To the extent net income is used as a component of determining earnings per share, it shall mean net income as reported to stockholders, but before losses resulting from discontinued operations, extraordinary losses (in accordance with generally accepted accounting principles, as currently in effect), the cumulative effect of changes in accounting principles, the effects of acquisitions and divestitures of assets (including stock) not previously accounted for in the establishment of the performance criteria, and other unusual, nonrecurring items of loss that are separately identified and quantified in the Company's audited financial statements. Pro rata adjustments to reflect changes in the number of outstanding shares of Company stock or otherwise in the Company's capital structure during the relevant Performance Period shall also be made. No adjustment pursuant to this Section 7 shall be made, however, if such adjustment would cause Awards granted to Covered Employees to fail to be qualified "performance-based compensation" under Section 162(m) of the Code.

  8. Reduction of Calculated Payouts. The Committee shall have the power and authority to reduce or eliminate for any reason the payout calculated pursuant to Section 7 that would otherwise be payable to a Participant based on the established target Award and payout schedule.

  9. Payouts. After calculation of incentive payouts pursuant to Section 7 and any reduction or elimination thereof pursuant to Section 8, the Committee shall certify the amount of the payout to each Participant under the Plan for the Performance Period. In no event shall the payout under the Plan to any Participant for any Performance Period exceed the lesser of (i) the Participant's base pay for the relevant Performance Period multiplied by the maximum percentage of the base pay as set forth in Section 6 or (ii) $700,000. Payment of the Award determined in accordance with the Plan for each Performance Period shall be made to a Participant in cash.

  10. Change in Control. If a Change in Control (as defined below) occurs, then each Participant who is actively employed by the Company on the date of the Change in Control shall receive, as soon as practicable following the earlier of the Participant's termination of employment or the end of the calendar year in which such Change in Control occurs, not less than 100% of the target award established for the Participant pursuant to Section 6 for the Performance Period in which the Change in Control occurs, subject to upward adjustment based on the criteria established by the Committee prior to the Change in Control. For purposes hereof, a Change in Control shall be deemed to have occurred if: (i) any "person" as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 as amended (the "Exchange Act") (other than the Company, an Affiliate, any trustee or other fiduciary holding securities under any employee benefit plan of the Company or an Affiliate, or any Company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of common stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; (ii) during any period of two consecutive years (not including any period prior to the adoption of the Plan), individuals who at the beginning of such period constitute the board of directors of the Company, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii), or (iv) of this paragraph whose election by the board of directors of the Company or nomination for election by the Company stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the board of directors of the Company; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation which is not an Affiliate, other than a merger that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company or an Affiliate (or similar transaction) in which no person acquires more than 30% of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company, or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets. If any of the events enumerated in clauses (i) through (iv) occur, the Committee shall determine the effective date of the Change in Control resulting therefrom, for purposes of the Plan.

  11. Miscellaneous Provisions.

  (a) The Board of Directors of the Company shall have the right to suspend or terminate the Plan at any time and may amend or modify the Plan with respect to future Performance Periods prior to the beginning of any Performance Period, provided that no such amendment or modification which is expected to materially increase benefits payable to Covered Employees who are Participants under the Plan shall be made unless such measures as the Committee deems necessary for the increased benefit to be deductible pursuant to Section 162(m) of the Code have been taken.

  (b) Nothing contained in the Plan or any agreement related hereto shall affect or be construed as affecting the terms of the employment or employment agreement, if any, of any Participant except as specifically provided herein or therein. Nothing contained in the Plan or any agreement related hereto shall impose or be construed as imposing any obligation on (i) the Company to continue the employment of any Participant or (ii) any Participant to remain in the employ of the Company.

  (c) No person shall have any claim to be granted an Award under the Plan and there is no obligation of uniformity of treatment of eligible employees under the Plan. Awards under the Plan may not be assigned or alienated.

  (d) The Company or Affiliate, as applicable, shall have the right to deduct from any Award to be paid under the Plan, any federal, state or local taxes required by law to be withheld with respect to such payment.

  (e) If any provision of the Plan would cause the Awards granted to a Covered Employee not to be qualified "performance-based compensation" under Section 162(m), that provision, insofar as it pertains to such Covered Employee shall be severed from, and shall be deemed not to be a part of, the Plan, but the other provisions hereof shall remain in full force and effect.

12. Adoption. The Plan shall become effective as of January 1, 1997, subject to approval by the stockholders of the Company.

PROXY


                                    DEPUY, INC.
                                  WARSAW, INDIANA
                           PROXY/VOTING INSTRUCTION CARD

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING ON MAY 1, 1997.

    The undersigned hereby appoints James A. Lent, Steven L. Artusi and Thomas
    J. Oberhausen, or any of them, each with full power of substitution, as proxies for the undersigned, to attend the Annual Meeting of Stockholders of DePuy, Inc. to be held on May 1, 1997 at 10:00 a.m., and at any adjournment thereof, and to vote as specified in this Proxy all the shares of stock of the Company which the undersigned would be entitled to vote if personally present.

    Your vote with respect to the election of Directors and the other proposals may be indicated on the reverse.

    Election of Directors, Nominees:

    Richard A. Gilleland
    and M.L. Lowenkron.

    YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE ON THE REVERSE AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

[X]  PLEASE MARK YOUR                                       0340
     VOTES AS IN THIS
     EXAMPLE.


    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSALS 2, 3, 4 AND 5.

----------------------------------
       THE BOARD OF DIRECTORS
      RECOMMENDS A VOTE FOR THE
       ELECTION OF DIRECTORS.
----------------------------------
                 FOR     WITHHELD
1. Election of   [ ]       [ ]
   Directors
   (see reverse)

For, except vote withheld from the
following nominee(s):

-----------------------------------




       THE BOARD OF DIRECTORS RECOMMENDS
      A VOTE FOR PROPOSALS 2, 3, 4, AND 5.
------------------------------------------------------
                          FOR     AGAINST    ABSTAIN
 2. Approval of the       [ ]       [ ]        [ ]
    DePuy, Inc. 1996
    Equity Incentive
    Plan

 3. Approval of the       [ ]       [ ]        [ ]
    DePuy, Inc.
    Employee Stock
    Option/Purchase
    Plan

 4. Approval of the       [ ]       [ ]        [ ]
    DePuy, Inc. Senior
    Executive Incentive
    Compensation Plan
    and the compensation
    goals thereunder

 5. Appointment of Price  [ ]       [ ]        [ ]
    Waterhouse LLP as
    auditors of the
    Company for fiscal
    year 1997

-----------------------------------------------------
 6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.



SIGNATURE(S) _________________________________________________ DATE ________
NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH
      SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, OFFICER, GENERAL PARTNER, ETC., PLEASE GIVE FULL TITLE AS SUCH.



             CHECK HERE IF YOU PLAN
              TO ATTEND THE MEETING

                       [ ]